UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22272

Nuveen California Municipal Value Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report February 28, 2017

NCA
Nuveen California Municipal Value Fund, Inc.

NCB
Nuveen California Municipal Value Fund 2

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Fund Leverage	10

Common Share Information	12

Risk Considerations	14

Performance Overview and Holding Summaries	15

Shareholder Meeting Report	19

Report of Independent Registered Public Accounting Firm	21

Portfolios of Investments	22

Statement of Assets and Liabilities	62

Statement of Operations	63

Statement of Changes in Net Assets	64

Statement of Cash Flows	66

Financial Highlights	68

Notes to Financial Statements	73

Additional Fund Information	90

Glossary of Terms Used in this Report	91

Reinvest Automatically, Easily and Conveniently	93

Board Members & Officers	94

NUVEEN	3

Chairman's Letter to Shareholders
Dear Shareholders,
Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news, interest rates are rising in light of the next anticipated Federal Reserve (Fed) rate hikes and inflation is ticking higher.
The Trump administration's early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House's pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected.
Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted its second and third interest rate hikes in December 2016 and March 2017, respectively, a vote of confidence that its employment and inflation targets are on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump's win and the U.K.'s decision to leave the European Union (or "Brexit") remained in the minority in the Dutch general election in March, easing the political uncertainty surrounding France and Germany's elections later this year.
In the meantime, the markets will be focused on economic sentiment surveys along with "hard" data such as consumer and business spending to gauge the economy's progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump's other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.
Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you're concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
 April 24, 2017

4	NUVEEN

Portfolio Manager's Comments
Nuveen California Quality Municipal Income Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Nuveen California AMT-Free Quality Municipal Income Fund (NKX)
(formerly known as Nuveen California AMT-Free Municipal Income Fund)
Nuveen California Quality Municipal Income Fund (NAC)
(formerly known as Nuveen California Dividend Advantage Municipal Fund)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Portfolio manager Scott R. Romans, PhD, reviews U.S. economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of these Nuveen California Municipal Funds. Scott has managed NCA, NKX and NAC since 2003 and NCB since its inception in 2009.
Effective November 7, 2016, Nuveen California Quality Municipal Income Fund (NAC) changed its name from Nuveen California Dividend Advantage Municipal Fund (NAC) and effective December 28, 2016, Nuveen California AMT-Free Quality Municipal Income Fund (NKX) changed its name from Nuveen California AMT-Free Municipal Income Fund (NKX).
FUND REORGANIZATIONS
During May 2016, the Board of Directors/Trustees for the Nuveen Closed-End Funds approved a series of reorganizations for certain Funds included in this report (the Target Funds) which created one larger Fund (the Acquiring Fund).
The reorganizations are as follows:

Target Fund	Symbol	Acquiring Fund	Symbol
Nuveen California Dividend Advantage Municipal Fund 2	NVX	Nuveen California Quality Municipal Income Fund	NAC
(formerly known as Nuveen California Dividend Advantage
Nuveen California Dividend Advantage Municipal Fund 3	NZH	Municipal Fund)
During September 2016, the reorganizations were approved by shareholders and became effective before the opening of the New York Stock Exchange on November 7, 2016.
See Notes to Financial Statements, Note 1 — General Information and Significant Accounting Policies, Fund Reorganizations for further information.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager's Comments (continued)
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended February 28, 2017?
The U.S. economy continued to expand at its below-trend rate but showed some signs of strengthening in the latter months of the reporting period. For 2016 as a whole, the Bureau of Economic Analysis reported that the economy grew at an annual rate of 1.6%, as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation's economy less the value of the goods and services used up in production, adjusted for price changes. Despite a boost in third-quarter GDP from a short-term jump in exports, economic activity in the other three calendar quarters of 2016 stayed near or below the 2% growth mark.
However, momentum appeared to be building in the second half of the reporting period. The labor market continued to tighten, inflation ticked higher, and consumer confidence and spending were higher. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.7% in February 2017 from 4.9% in February 2016 and job gains averaged around 200,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The twelve-month change in the Consumer Price Index (CPI) rose from the low of 0.8% in July 2016 to 2.7% over the twelve-month reporting period ended February 2017 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Federal Reserve's (Fed) unofficial longer term inflation objective of 2.0% and the fifteenth consecutive month in the range of 2.1% to 2.3%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.9% annual gain in January 2017 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.8% and 5.7%, respectively.
The U.S. economic outlook struck a more optimistic tone, prompting the Fed's policy making committee to raise its main benchmark interest rate in December 2016 and again in March 2017 (after the close of this reporting period). These moves were widely expected by the markets and additional increases are anticipated in 2017 as the Fed seeks to gradually "normalize" interest rates.
The political environment was another major influence on the markets over the reporting period. In the U.S., the surprising election of Donald Trump boosted consumer, business and market sentiment, on hopes that Trump's policy agenda of tax reform, infrastructure spending and reduced regulation would reignite the economy. While U.S. stocks rallied particularly strongly in the months following the election, the advance slowed as concerns about the new administration's immigration policy and the Republican's health care bill began to weigh on the markets. Prior to the U.S. presidential election, Britain's vote to leave the European Union, known as Brexit, roiled the markets in late June and July. Although world stock markets largely recovered, the sterling dropped to a 31-year low and remained volatile as the U.K. prepared for exit negotiations. Investors also worried whether the undercurrent of populism and nationalism supporting the Trump and Brexit victories could spread across Europe, where several countries have key elections in 2017.
The municipal bond market encountered elevated volatility over the twelve-month reporting period, driven by a sell-off and widening credit spreads following the surprise election results. Prior to the election, municipal bond mutual funds had been drawing steady inflows from September 2015 to October 2016, which kept demand outpacing supply and supported prices. However, beginning in mid-October, demand began to soften in anticipation of a Fed rate hike. Municipal bond prices continued to fall in November after Trump's win triggered rising inflation and interest rate expectations as well as speculation on tax code changes, and in December due to tax-loss selling. A sharp rise in interest rates after the election fueled a reversal in municipal bond fund flow. Municipal bond funds experienced large outflows in the fourth quarter of 2016, especially in the high yield municipal segment, which drove mutual fund managers to sell positions to help meet investor redemptions. At the same time, new issuance spiked in October 2016, further contributing to excess supply and exacerbating falling prices and credit spread widening.

6	NUVEEN

In the reporting period overall, municipal bond issuance nationwide totaled $442.7 billion, an 11.5% gain from the issuance for the twelve-month period ended February 29, 2016. Gross issuance remains robust as issuers continue to actively and aggressively refund their outstanding debt given the low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this was an overall positive technical factor on municipal bond investment performance in recent years. However, since the low in July 2016, interest rates have moved higher on expectations of additional Fed rate hikes, rising inflation and stronger economic growth. Issuers have begun to pull future refunding deals, as higher interest rates have eroded the potential cost savings of replacing older bonds.
Although the municipal bond market experienced widening credit spreads post-election, the trend was more attributable to technical conditions than a change in the fundamental backdrop. Despite the U.S. economy's rather sluggish recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.
How were the economic and market environments in California during the twelve-month reporting period ended February 28, 2017?
California's $2.46 trillion economy is the largest in the United States and ranks sixth in the world according to the International Monetary Fund. California job growth continues to outpace the national average, driven by high technology, international trade and tourism but also supplemented by better residential construction and real estate conditions. As a result, the state's unemployment rate improved to 5.0% as of February 2017, down from 5.6% the year prior, and the gap between the state's and the nation's 4.7% unemployment rate is narrowing. According to the  S&P CoreLogic Case-Shiller Index, home prices in San Diego, Los Angeles and San Francisco rose 5.7%, 5.3% and 6.3%, respectively, over the twelve months ended January 2017 (most recent data available at the time this report was prepared) compared with an average increase of 5.9% nationally. Continued winter storms have improved California's water supply levels and weakened the drought. According to the U.S. Drought Monitor as of March 7, 2017, approximately 8% of California is suffering from the drought. This is a vast improvement from the start of the rainy season in early October 2016, when 83.6% of the state was under drought. Governor Brown has not officially declared the five-year drought over as the emergency drought conservation measures remain in place. The enacted Fiscal 2017 General Fund budget totals $122.5 billion, which is 6% higher than the revised Fiscal Year 2016 budget. Strong revenue growth due to a recovering economy and the additional personal income tax revenue from the passage of Proposition 30 in 2012 have aided in the state's fiscal recovery. For Fiscal Year 2017-2018, the proposed General Fund Governor's Budget totals $122.5 billion and projects a $1.6 billion deficit because of slowed economic growth, resulting in lagging revenues and higher-than-expected expenditures. On July 2, 2015, S&P upgraded its rating on California general obligation (GO) debt to "AA-/STABLE" from "A+/CreditWatch Positive" citing "improved fiscal sustainability." Moody's upgraded the state GO to Aa3 with stable outlook from A1 in June 2014 citing "the State's rapidly improving financial position."  During the twelve months ended February 28, 2017, municipal issuance in California totaled $66.9 billion, a gross issuance increase of 25.6% from the twelve months ended February 29, 2016. For this reporting period, California was the largest state issuer in the nation, representing approximately 14.3% of total issuance nationwide.

NUVEEN	7

Portfolio Manager's Comments (continued)
What key strategies were used to manage these California Funds during the twelve-month reporting period ended February 28, 2017?
The broad municipal bond market managed a small positive return over the twelve-month reporting period, after the post-election sell-off erased most of the gains from earlier in the period. The California municipal market slightly trailed that of the national market.
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds' investment objectives. Prior to late summer/early fall 2016, we focused on buying higher grade bonds offering premium coupon structures from large issuers, as these bonds would be easier to swap if interest rates increased. The purchases were largely funded from the proceeds of called and maturing bonds. Generally, we kept the Funds' yield curve and duration positioning, credit ratings allocations and sector allocations fairly stable.
From October 2016, into the new year, the Funds' trading activity increased meaningfully, as the abrupt shift in market conditions heading into and following the election presented different opportunities. The environment was favorable for pursuing tax loss swaps. We sold some lower coupon bonds that were bought during the summer when interest rates were lower and used the proceeds to buy similarly structured bonds with higher coupons, to capitalize on the tax loss (which can be used to offset future taxable gains) and boost the Funds' income distribution capabilities. We also modified the Funds' credit ratings allocations, moving some of the AAA exposure into higher yielding, BBB rated and below investment grade bonds.
As of February 28, 2017, all four of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the twelve-month reporting period ended February 28, 2017?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the one-year, five-year, ten-year and/or since inception periods ended February 28, 2017. Each Fund's returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes.
For the twelve months ended February 28, 2017, the total return at common share NAV for NCA outperformed the return for the S&P Municipal Bond California Index as well as that for the national S&P Municipal Bond Index, while NCB and NKX underperformed both the state and national indexes. NAC's return exceeded the state index's return but trailed that of the national index.
The main positive contributors to the Funds' performance in this reporting period were yield curve and duration positioning and credit rating allocation. From a ratings perspective, the Funds' overweight allocations to lower credit quality bonds and corresponding underweight allocations to AAA and AA rated bonds benefited performance. The lower quality segments outperformed higher quality over this reporting period, as credit spreads in the California municipal market began to tighten from December 2016, through the end of the reporting period. Moreover, as interest rates rose later in the reporting period, higher rated credits' greater sensitivity to changes in interest rates dampened their returns more so than for lower rated bonds. On a sector basis, tobacco, incremental tax and housing credits aided performance, while the Funds' exposures to the appropriation, utility and "other revenue" sectors detracted from results.
In addition, the use of regulatory leverage affected the performance of NKX and NAC. Leverage is discussed in more detail later in the Fund Leverage section of this report.

8	NUVEEN

An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law. On June 30, 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation creates a path for Puerto Rico to establish an independent oversight board responsible for managing the government's financial operations and restructure debt. Implementation is expected to take time, as the law focuses on developing a comprehensive five-year fiscal plan.
In terms of Puerto Rico holdings, shareholders should note that NCA had 0.74%, NKX had 0.2%, NAC had 0.6%, while NCB had no exposure at the end of the reporting period. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.
A Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds' pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund's portfolio in its entirety. Thus, the current net asset value of a Fund's shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds' current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but they announced in March 2017, that they anticipate doing so sometime in the ensuing several months. Such changes could have an impact on the net asset value of the Fund's shares.

NUVEEN	9

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. NCA and NCB do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Regulatory leverage had a positive impact on the performance of NKX and NAC over this reporting period. The use of leverage through inverse floating rate securities was negligible to the performance of the Funds over the reporting period.
As of February 28, 2017, the Funds' percentages of leverage are as shown in the accompanying table.

	NCA	NCB	NKX	NAC
Effective Leverage*	0.00%	8.91%	39.27%	36.58%
Regulatory Leverage*	0.00%	0.00%	37.13%	33.17%

*
Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund's effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

10	NUVEEN

THE FUNDS' REGULATORY LEVERAGE
As of February 28, 2017, the following Funds have issued and outstanding Institutional MuniFund Term Preferred (iMTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NCA and NCB do not use regulatory leverage.

	iMTP Shares		VMTP Shares		VRDP Shares
	Series	Shares Issued at Liquidation Preference	Series	Shares Issued at Liquidation Preference	Series	Shares Issued at Liquidation Preference	Total
NKX	2018	$36,000,000	—	—	2	$35,500,000
					3	42,700,000
					4	109,000,000
					5	104,400,000
					6	105,000,000
		$36,000,000		$—		$396,600,000	$432,600,000
NAC	—	—	2019	$145,000,000	1	$136,200,000
					2	91,000,000
					3	49,800,000
					4	105,600,000
					5	158,900,000
					6	158,100,000
					7*	98,000,000
					8*	160,000,000
		$—		$145,000,000		$957,600,000	$1,102,600,000

*	VRDP Shares issued in connection with the Reorganization.
During the current reporting period, NKX issued an additional $105,000,000 Series 6 VRDP Shares at liquidation preference, to be invested in accordance with the Fund's investment policies.
During the current reporting period, NAC issued $145,000,000 Series 2019 VMTP Shares at liquidation preference, to be invested in accordance with the Fund's investment policies.
Refer to Notes to Financial Statements, Note 4 — Fund Shares, Preferred Shares for further details on iMTP, VMTP and VRDP Shares and each Fund's respective transactions.

NUVEEN	11

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of February 28, 2017. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investments value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NCA	NCB	NKX	NAC
March 2016	$0.0390	$0.0650	$0.0720	$0.0760
April	0.0390	0.0650	0.0720	0.0760
May	0.0390	0.0650	0.0720	0.0760
June	0.0390	0.0650	0.0720	0.0740
July	0.0390	0.0650	0.0720	0.0740
August	0.0390	0.0650	0.0720	0.0740
September	0.0360	0.0600	0.0670	0.0685
October	0.0360	0.0600	0.0670	0.0685
November*	0.0360	0.0600	0.0670	0.0685
December	0.0340	0.0600	0.0655	0.0685
January	0.0340	0.0600	0.0655	0.0685
February 2017	0.0340	0.0600	0.0655	0.0685
Total Monthly Per Share Distributions	$0.4440	$0.7500	$0.8295	$0.8610
Ordinary Income Distribution**	$0.0004	$0.0416	$0.0031	$0.0076
Total Distributions from Net Investment Income	$0.4444	$0.7916	$0.8326	$0.8686
Total Distributions from Long-Term Capital Gains**	$—	$0.2041	$0.0383	$—
Total Distributions	$0.4444	$0.9957	$0.8709	$0.8686

Yields
Market Yield***	4.00%	4.31%	5.38%	5.65%
Taxable-Equivalent Yield***	6.13%	6.60%	8.24%	8.65%

*
In connection with its reorganizations, NAC declared a dividend of $0.0061, per common share with an ex-dividend date of November 2, 2016, payable on December 1, 2016, a dividend of $0.0624, per common share with an ex-dividend date of November 15, 2016, payable on December 1, 2016.

**	Distribution paid in November 2016.
***
Market Yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

12	NUVEEN

As of February 28, 2017, the Funds had positive UNII balances for tax and financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE EQUITY SHELF PROGRAMS
During the current reporting period, the following Funds were authorized by the Securities and Exchange Commission (SEC) to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund's NAV per common share. During the current fiscal period, NCA was authorized to issue additional common shares under one or more Shelf Offerings, which is not yet effective. The total amount of common shares authorized under these Shelf Offerings are as shown in the accompanying table:

	NCA	NAC
Additional authorized common shares	5,200,000	2,300,000
During the current reporting period, each Fund sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share as shown in the accompanying table.

	NCA	NAC
Common shares sold through Shelf Offering	1,332,400	470,780
Weighted average premium to NAV per common share sold	2.92%	1.19%
Refer to Notes to Financial Statements, Note 4 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details on Shelf Offerings and each Fund's respective transactions.
COMMON SHARE REPURCHASES
During August 2016, the Funds' Board of Directors/Trustees reauthorized an open–market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of February 28, 2017, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NCA	NCB	NKX	NAC
Common shares cumulatively repurchased and retired	–	–	–	–
Common shares authorized for repurchase	2,570,000	330,000	4,770,000	10,760,000
During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of February 28, 2017, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NCA	NCB	NKX	NAC
Common share NAV	$10.24	$16.28	$15.35	$15.31
Common share price	$10.21	$16.70	$14.62	$14.55
Premium/(Discount) to NAV	(0.29)%	2.58%	(4.76)%	(4.96)%
12-month average premium/(discount) to NAV	2.05	2.43	(2.20)	(2.60)

NUVEEN	13

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen California Municipal Value Fund, Inc. (NCA)
 Nuveen California Municipal Value Fund 2 (NCB)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NCA and www.nuveen.com/NCB.
Nuveen California AMT-Free Quality Municipal Income Fund (NKX)
(formerly known as Nuveen California AMT-Free Municipal Income Fund)
Nuveen California Quality Municipal Income Fund (NAC)
(formerly known as Nuveen California Dividend Advantage Municipal Fund)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NKX and www.nuveen.com/NAC.

14	NUVEEN

NCA
Nuveen California Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of February 28, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2017

	Average Annual
	1-Year	5-Year	10-Year
NCA at Common Share NAV	1.12%	4.92%	4.98%
NCA at Common Share Price	(1.32)%	4.82%	5.27%
S&P Municipal Bond California Index	0.35%	3.90%	4.53%
S&P Municipal Bond Index	0.76%	3.25%	4.22%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	100.6%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	21.3%
Tax Obligation/Limited	18.3%
U.S. Guaranteed	16.0%
Transportation	13.2%
Health Care	9.4%
Water and Sewer	7.0%
Consumer Staples	6.3%
Other	8.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	22.0%
AA	45.4%
A	9.8%
BBB	8.6%
BB or Lower	9.2%
N/R (not rated)	5.0%
Total	100%

NUVEEN	15

NCB
Nuveen California Municipal Value Fund 2
Performance Overview and Holding Summaries as of February 28, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2017

	Average Annual
			Since
	1-Year	5-Year	Inception
NCB at Common Share NAV	0.25%	4.96%	7.13%
NCB at Common Share Price	0.10%	6.13%	7.10%
S&P Municipal Bond California Index	0.35%	3.90%	5.57%
S&P Municipal Bond Index	0.76%	3.25%	4.97%
Since inception returns are from 4/28/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	96.8%
Other Assets Less Liabilities	3.2%
Net Assets	100%

Portfolio Composition
(% of total investments)
U.S. Guaranteed	24.5%
Tax Obligation/Limited	19.9%
Utilities	11.7%
Tax Obligation/General	10.9%
Transportation	9.3%
Health Care	7.3%
Consumer Staples	7.1%
Other	9.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	33.4%
AA	23.9%
A	21.2%
BBB	10.4%
BB or Lower	9.4%
N/R (not rated)	1.7%
Total	100%

16	NUVEEN

NKX
Nuveen California AMT-Free Quality Municipal Income Fund
(formerly known as Nuveen California AMT-Free Municipal Income Fund)
Performance Overview and Holding Summaries as of February 28, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2017

	Average Annual
	1-Year	5-Year	10-Year
NKX at Common Share NAV	0.21%	6.68%	5.93%
NKX at Common Share Price	(1.10)%	5.54%	6.04%
S&P Municipal Bond California Index	0.35%	3.90%	4.53%
S&P Municipal Bond Index	0.76%	3.25%	4.22%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	157.0%
Other Assets Less Liabilities	1.7%
Net Assets Plus iMTP Shares, net of deferred offering costs & VRDP Shares, net of deferred offering costs	158.7%
iMTP Shares, net of deferred offering costs	(4.9)%
VRDP Shares, net of deferred offering costs	(53.8)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.5%
Tax Obligation/General	18.8%
U.S. Guaranteed	15.4%
Health Care	11.4%
Water and Sewer	10.8%
Consumer Staples	6.4%
Transportation	5.2%
Other	7.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	18.2%
AA	47.2%
A	11.4%
BBB	9.4%
BB or Lower	9.3%
N/R (not rated)	4.5%
Total	100%

NUVEEN	17

NAC
Nuveen California Quality Municipal Income Fund
(formerly known as Nuveen California Dividend Advantage Municipal Fund)
Performance Overview and Holding Summaries as of February 28, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2017

	Average Annual
	1-Year	5-Year	10-Year
NAC at Common Share NAV	0.63%	6.65%	6.16%
NAC at Common Share Price	(2.89)%	5.46%	5.81%
S&P Municipal Bond California Index	0.35%	3.90%	4.53%
S&P Municipal Bond Index	0.76%	3.25%	4.22%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	149.2%
Short-Term Municipal Bonds	1.2%
Other Assets Less Liabilities	1.2%
Net Assets Plus Floating Rate Obligations, Borrowings, VMTP Shares, net of deferred offering costs & VRDP Shares, net of deferred offering costs	151.6%
Floating Rate Obligations	(2.1)%
Borrowings	(0.1)%
VMTP Shares, net of deferred offering costs	(6.5)%
VRDP Shares, net of deferred offering costs	(42.9)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	22.4%
Tax Obligation/Limited	19.7%
Health Care	14.6%
U.S. Guaranteed	12.1%
Water and Sewer	8.8%
Transportation	8.2%
Consumer Staples	6.6%
Other	7.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	17.9%
AA	43.9%
A	13.1%
BBB	12.0%
BB or Lower	10.1%
N/R (not rated)	3.0%
Total	100%

18	NUVEEN

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen Investments on September 12, 2016 for NAC, NVX and NZH; at this meeting the shareholders were asked to vote to approve an Agreement and Plan of Reorganization, to approve the Issuance of Additional Common Shares and to elect Board Members.
The annual meeting of shareholders was held in the offices of Nuveen Investments on November 15, 2016 for NKX, NCA and NCB; at this meeting the shareholders were asked to elect Board Members.

	NAC			NVX
		Common and		Common and
		Preferred		Preferred
		shares voting		shares voting
	Common	together	Preferred	together	Preferred
	Shares	as a class	Shares	as a class	Shares
To approve an Agreement and Plan of Reorganization
For	—	—	6,938	7,966,913	680
Against	—	—	—	378,620	—
Abstain	—	—	—	223,454	—
Broker Non-Votes	—	—	2	5,477,662	—
Total	—	—	6,940	14,046,649	680
To approve the issuance of additional common shares
For	54,767,855	54,774,793	—	—	—
Against	2,825,874	2,825,874	—	—	—
Abstain	2,101,341	2,101,341	—	—	—
Total	59,695,070	59,702,008	—	—	—
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	—	98,461,553	—	13,546,546	—
Withhold	—	4,033,416	—	500,103	—
Total	—	102,494,969	—	14,046,649	—
Carole E. Stone
For	—	98,546,680	—	13,553,833	—
Withhold	—	3,948,289	—	492,816	—
Total	—	102,494,969	—	14,046,649	—
Margaret L. Wolff
For	—	98,538,777	—	13,534,669	—
Withhold	—	3,956,192	—	511,980	—
Total	—	102,494,969	—	14,046,649	—
William C. Hunter
For	—	—	6,940	—	680
Withhold	—	—	—	—	—
Total	—	—	6,940	—	680
William J. Schneider
For	—	—	6,940	—	680
Withhold	—	—	—	—	—
Total	—	—	6,940	—	680

NUVEEN	19

Shareholder Meeting Report (continued)

	NZH		NKX		NCA	NCB
	Common and		Common and
	Preferred		Preferred
	shares voting		shares voting
	together	Preferred	together	Preferred	Common	Common
	as a class	Shares	as a class	Shares	Shares	Shares
To approve an Agreement and Plan of Reorganization
For	12,830,542	1,221	—	—	—	—
Against	712,427	—	—	—	—	—
Abstain	474,373	—	—	—	—	—
Broker Non-Votes	9,175,627	—	—	—	—	—
Total	23,192,969	1,221	—	—	—	—
To approve the issuance of additional common shares
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Total	—	—	—	—	—	—
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	22,259,376	—	42,786,063	—	25,179,655	3,101,469
Withhold	933,593	—	1,540,515	—	636,547	35,421
Total	23,192,969	—	44,326,578	—	25,816,202	3,136,890
Carole E. Stone
For	22,246,072	—	42,751,013	—	25,177,951	3,066,399
Withhold	946,897	—	1,575,565	—	638,251	70,491
Total	23,192,969	—	44,326,578	—	25,816,202	3,136,890
Margaret L. Wolff
For	22,259,864	—	42,771,824	—	25,197,585	3,101,469
Withhold	933,105	—	1,554,754	—	618,617	35,421
Total	23,192,969	—	44,326,578	—	25,816,202	3,136,890
William C. Hunter
For	—	1,221	—	6,639	25,172,377	3,066,878
Withhold	—	—	—	—	643,825	70,012
Total	—	1,221	—	6,639	25,816,202	3,136,890
William J. Schneider
For	—	1,221	—	6,639	—	—
Withhold	—	—	—	—	—	—
Total	—	1,221	—	6,639	—	—

20	NUVEEN

Report of Independent Registered Public Accounting Firm
To the Board of Directors/Trustees and Shareholders of
Nuveen California Municipal Value Fund, Inc.
Nuveen California Municipal Value Fund 2
Nuveen California AMT-Free Quality Municipal Income Fund
(formerly known as Nuveen California AMT-Free Municipal Income Fund)
Nuveen California Quality Municipal Income Fund
(formerly known as Nuveen California Dividend Advantage Municipal Fund):
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Municipal Value Fund 2, Nuveen California AMT-Free Quality Municipal Income Fund, and Nuveen California Quality Municipal Income Fund (the "Funds") as of February 28, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statements of cash flows (where applicable) for the year then ended, and the financial highlights for each of the years in the three-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through February 28, 2014 were audited by other auditors whose report dated April 25, 2014 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of February 28, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, their cash flows (where applicable) for the year then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Chicago, Illinois
April 26, 2017

NUVEEN	21

NCA
Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 100.6% (100.0% of Total Investments)
	Consumer Staples – 6.3% (6.3% of Total Investments)
$3,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Gold Country Settlement Funding Corporation, Refunding Series 2006, 5.250%, 6/01/46	3/17 at 100.00	CCC	$2,891,250
2,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41	12/18 at 100.00	B2	2,036,780
170	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	4/17 at 100.00	BBB+	170,020
3,570	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	3,582,031
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
4,850	5.000%, 6/01/33	6/17 at 100.00	B–	4,850,097
175	5.125%, 6/01/47	6/17 at 100.00	B–	174,990
3,895	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/41	6/17 at 26.07	N/R	849,889
3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	3/17 at 100.00	B–	3,378,620
21,160	Total Consumer Staples			17,933,677
	Education and Civic Organizations – 1.6% (1.6% of Total Investments)
1,000	California Educational Facilities Authority, Revenue Bonds, Stanford University, Refunding Series 2014U-6, 5.000%, 5/01/45	No Opt. Call	AAA	1,292,830
450	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	508,793
185	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46	7/25 at 100.00	BBB	185,803
1,165	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52	7/25 at 101.00	BBB	1,178,817
690	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	717,400
700	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	789,243
4,190	Total Education and Civic Organizations			4,672,886
	Health Care – 9.5% (9.4% of Total Investments)
285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43	8/25 at 100.00	AA–	318,069
4,220	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46	11/26 at 100.00	AA–	4,704,118
555	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	610,794
350	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA–	392,907
690	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	757,496
	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital – San Diego, Series 2011:
560	5.000%, 8/15/31	8/21 at 100.00	Aa3	622,031
670	5.250%, 8/15/41	8/21 at 100.00	Aa3	729,610

22	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	$1,138,970
400	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A, 5.250%, 11/01/47	11/26 at 100.00	BBB–	430,120
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
2,390	5.000%, 12/01/46	6/26 at 100.00	BB	2,485,026
2,625	5.250%, 12/01/56	6/26 at 100.00	BB	2,768,483
2,625	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AA–	2,860,751
1,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	1,043,920
2,710	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	AA–	3,023,493
2,900	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	BBB–	3,157,520
1,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	2,041,725
24,730	Total Health Care			27,085,033
	Housing/Multifamily – 2.0% (2.0% of Total Investments)
1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,089,130
1,060	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,161,824
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
65	5.250%, 8/15/39	8/24 at 100.00	BBB	71,507
175	5.250%, 8/15/49	8/24 at 100.00	BBB	191,445
2,215	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Harbor City Lights, Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)	4/17 at 100.00	N/R	2,217,038
1,045	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	4/17 at 100.00	N/R	1,046,547
5,560	Total Housing/Multifamily			5,777,491
	Long-Term Care – 1.5% (1.5% of Total Investments)
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Health Facility Revenue Bonds, The Institute on Aging, Series 2008A, 5.650%, 8/15/38	8/18 at 100.00	AA–	4,220,640
180	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	3/17 at 100.00	BBB+	180,803
4,180	Total Long-Term Care			4,401,443
	Tax Obligation/General – 21.4% (21.3% of Total Investments)
1,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2013, 5.000%, 2/01/29	2/23 at 100.00	AA–	1,147,190
1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 8/01/31	8/24 at 100.00	AA–	1,156,700
3,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/34	8/25 at 100.00	AA–	3,431,670
	California State, General Obligation Bonds, Various Purpose Series 2009:
2,500	6.000%, 4/01/38	4/19 at 100.00	AA–	2,758,925
1,000	6.000%, 11/01/39	11/19 at 100.00	AA–	1,125,680
2,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	AA–	2,225,940

NUVEEN	23

NCA	Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2013:
$2,500	5.000%, 4/01/37	4/23 at 100.00	AA–	$2,806,000
2,500	5.000%, 2/01/43	2/23 at 100.00	AA–	2,791,075
2,240	5.000%, 11/01/43	11/23 at 100.00	AA–	2,530,774
	California State, General Obligation Bonds, Various Purpose Series 2014:
5,000	5.000%, 5/01/32	5/24 at 100.00	AA–	5,731,350
1,970	5.000%, 10/01/39	10/24 at 100.00	AA–	2,237,093
290	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured	8/20 at 13.60	AA	36,505
10,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/46	No Opt. Call	AA–	2,754,600
2,000	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	2,118,540
6,000	Rio Hondo Community College District, California, General Obligation Bonds, Election of 2004, Series 2010C, 0.000%, 8/01/42 (4)	8/34 at 100.00	AA	5,861,400
11,875	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 9/01/41 (4)	9/36 at 100.00	Aaa	9,227,705
20,860	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (4)	No Opt. Call	Aa2	13,281,561
75,735	Total Tax Obligation/General			61,222,708
	Tax Obligation/Limited – 18.4% (18.3% of Total Investments)
1,000	Artesia Redevelopment Agency, California, Tax Allocation Revenue Bonds, Artesia Redevelopment Project Area, Series 2007, 5.375%, 6/01/27	4/17 at 100.00	BBB+	1,001,390
	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003:
3,000	5.500%, 10/01/23 – RAAI Insured	4/17 at 100.00	AA	3,008,610
1,000	5.625%, 10/01/33 – RAAI Insured	4/17 at 100.00	AA	1,001,960
1,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33	9/23 at 100.00	A+	1,759,125
1,250	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A+	1,407,113
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A+	1,104,990
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012G, 5.000%, 11/01/37	11/22 at 100.00	A+	3,369,090
1,005	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	4/17 at 101.00	A	1,017,733
1,000	Folsom Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2007A, 5.000%, 9/01/23 – AMBAC Insured	9/17 at 100.00	N/R	1,011,490
750	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/17 at 100.00	A	753,128
750	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.000%, 8/01/24	8/19 at 100.00	BBB	830,610
3,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38	6/26 at 100.00	AAA	3,484,380
1,150	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/39	7/27 at 100.00	AA+	1,343,120
3,520	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	8/22 at 100.00	AA	3,996,960
370	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A	444,111
140	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	164,566

24	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$5,910	Palmdale Elementary School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 90-1, Series 1999, 5.800%, 8/01/29	4/17 at 100.00	AA	$5,934,467
160	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	172,043
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
945	5.250%, 9/01/30	9/23 at 100.00	N/R	1,006,888
860	5.750%, 9/01/39	9/23 at 100.00	N/R	917,732
80	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	94,905
2,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/17 at 100.00	N/R	2,012,980
50	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	52,776
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,131,590
170	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	N/R	179,369
5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%, 8/01/41 – NPFG Insured	8/26 at 100.00	AA–	5,627,500
2,750	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	3/17 at 100.00	AA	2,760,533
780	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	793,595
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
400	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	407,008
590	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	600,284
110	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	124,936
1,295	Tehachapi Redevelopment Agency, California, Tax Allocation Bonds, Series 2007, 5.250%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	1,309,310
100	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 5.750%, 9/01/32 (WI/DD, Settling 3/16/17)	9/27 at 100.00	N/R	99,187
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,047,580
485	Vista Joint Powers Financing Authority, California, Special Tax Lease Revenue Refunding Bonds, Community Facilities District 90-2, Series 1997A, 5.875%, 9/01/20	3/17 at 100.00	N/R	486,183
1,730	West Contra Costa Healthcare District, California, Certificates of Participation, Series 2004, 5.375%, 7/01/21 – AMBAC Insured	4/17 at 100.00	N/R	1,742,629
190	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	223,364
49,040	Total Tax Obligation/Limited			52,423,235
	Transportation – 13.3% (13.2% of Total Investments)
1,820	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	2,167,766
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,945	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	2,145,705
4,010	5.750%, 1/15/46	1/24 at 100.00	BBB–	4,582,829
4,010	6.000%, 1/15/53	1/24 at 100.00	BBB–	4,580,743

NUVEEN	25

NCA	Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$5,665	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D, 5.000%, 5/15/41 (Alternative Minimum Tax)	5/25 at 100.00	AA	$6,305,258
3,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C, 5.000%, 8/01/44	8/24 at 100.00	AA	3,379,620
175	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.550%, 7/01/28 (Alternative Minimum Tax)	4/17 at 100.00	N/R	175,126
1,210	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/29 (Alternative Minimum Tax)	5/22 at 100.00	A+	1,347,045
11,750	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	A+	13,289,835
33,585	Total Transportation			37,973,927
	U.S. Guaranteed – 16.0% (16.0% of Total Investments) (5)
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	Aaa	2,280,900
1,000	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (5)	1,017,100
3,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Insured Series 2008K, 5.500%, 7/01/41 (Pre-refunded 7/01/17) – AGC Insured	7/17 at 100.00	AA (5)	3,050,160
1,695	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	1,933,181
675	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 (Pre-refunded 5/01/17) – AMBAC Insured	5/17 at 100.00	A– (5)	676,904
	Irvine Unified School District Financing Authority, Orange County, California, Special Tax Bonds, Group II, Series 2006A:
90	5.000%, 9/01/26 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (5)	95,548
210	5.125%, 9/01/36 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (5)	223,337
1,525	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB (5)	1,611,132
	Madera Irrigation District. California, Water Revenue Bonds, Refunding Series 2008:
1,850	5.500%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	A (5)	1,924,056
3,000	5.500%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A (5)	3,120,090
5,710	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 (Pre-refunded 8/01/20) – AGM Insured	8/20 at 13.60	AA (5)	741,558
8,565	Palmdale, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1988A, 0.000%, 3/01/17 (ETM)	No Opt. Call	N/R (5)	8,564,656
2,940	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	Ba1 (5)	3,373,503
1,130	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BB+ (5)	1,226,005
440	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A– (5)	524,678
11,685	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home Mortgage Revenue Bonds, Series 1988A, 0.000%, 9/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	9,116,753
65	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	78,627
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
65	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (5)	79,219
80	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (5)	97,501
625	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (5)	646,469

26	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$3,000	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 (Pre-refunded 8/01/17) – AMBAC Insured	8/17 at 100.00	A+ (5)	$3,065,250
910	Santa Clara Valley Transportation Authority, California, Sales Tax Revenue Bonds, 2000 Measure A, Refunding Series 2007A, 5.000%, 4/01/36 (Pre-refunded 4/01/17) – AMBAC Insured	4/17 at 100.00	AA+ (5)	913,722
1,320	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation Bonds, Series 2010B, 5.500%, 8/01/35 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa3 (5)	1,408,044
51,580	Total U.S. Guaranteed			45,768,393
	Utilities – 3.5% (3.4% of Total Investments)
1,860	California Statewide Communities Development Authority, Certificates of Participation, Rio Bravo Fresno Project, Refunding Series 1999A, 6.500%, 12/01/18	4/17 at 100.00	N/R	1,853,192
1,800	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	2,218,230
1,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016A, 5.000%, 7/01/40	1/26 at 100.00	Aa2	1,145,910
420	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016B, 5.000%, 7/01/37	1/26 at 100.00	Aa2	482,332
3,605	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	Aa2	4,157,214
8,685	Total Utilities			9,856,878
	Water and Sewer – 7.1% (7.0% of Total Investments)
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
1,375	5.000%, 7/01/37 (Alternative Minimum Tax)	7/22 at 100.00	Baa3	1,428,075
2,675	5.000%, 11/21/45 (Alternative Minimum Tax)	7/22 at 100.00	Baa3	2,780,850
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch Water District Series 2016, 5.000%, 3/01/41	9/26 at 100.00	AAA	2,318,000
5,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2007A-2, 5.000%, 7/01/44 – AMBAC Insured	7/17 at 100.00	AA+	5,064,050
	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B:
2,000	5.000%, 8/01/30	8/26 at 100.00	Aa3	2,380,180
2,335	5.000%, 8/01/32	8/26 at 100.00	Aa3	2,743,111
3,000	5.000%, 8/01/37	8/26 at 100.00	Aa3	3,452,130
18,385	Total Water and Sewer			20,166,396
$296,830	Total Long-Term Investments (cost $264,118,581)			287,282,067
	Other Assets Less Liabilities – (0.6)%			(1,791,324)
	Net Assets Applicable to Common Shares – 100%			$285,490,743

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	27

NCB
Nuveen California Municipal Value Fund 2
	Portfolio of Investments	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 96.8% (100.0% of Total Investments)
	Consumer Staples – 6.8% (7.1% of Total Investments)
$2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B–	$2,000,040
1,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/41	6/17 at 26.07	N/R	218,200
1,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	3/17 at 100.00	B–	1,447,980
4,500	Total Consumer Staples			3,666,220
	Education and Civic Organizations – 2.8% (2.9% of Total Investments)
865	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2009, 5.500%, 11/01/39	11/19 at 100.00	A2	936,622
100	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education?Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	113,065
35	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46	7/25 at 100.00	BBB	35,152
260	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52	7/25 at 101.00	BBB	263,084
150	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	169,124
1,410	Total Education and Civic Organizations			1,517,047
	Health Care – 7.1% (7.3% of Total Investments)
1,000	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 6.500%, 11/01/38	11/19 at 100.00	A	1,129,750
70	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	77,037
75	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA–	84,194
150	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	164,673
100	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A, 5.250%, 11/01/41	11/26 at 100.00	BBB–	108,106
150	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/34	12/24 at 100.00	BB+	160,839
785	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56	6/26 at 100.00	BB	827,908
725	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	BBB–	789,380
380	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	443,346
3,435	Total Health Care			3,785,233
	Housing/Multifamily – 1.2% (1.3% of Total Investments)
220	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	239,609
70	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	76,724

28	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$250	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	$284,185
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
15	5.250%, 8/15/39	8/24 at 100.00	BBB	16,502
40	5.250%, 8/15/49	8/24 at 100.00	BBB	43,759
595	Total Housing/Multifamily			660,779
	Long-Term Care – 2.2% (2.2% of Total Investments)
1,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	2/21 at 100.00	AA–	1,155,680
	Tax Obligation/General – 10.5% (10.9% of Total Investments)
2,100	Carlsbad Unified School District, San Diego County, California, General Obligation Bonds, Series 2009B, 0.000%, 5/01/34 (4)	5/24 at 100.00	AA	2,230,158
195	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured	8/20 at 13.60	AA	24,547
1,000	Rio Hondo Community College District, California, General Obligation Bonds, Election of 2004, Series 2010C, 0.000%, 8/01/42 (4)	8/34 at 100.00	AA	976,900
10,000	San Marcos Unified School District, San Diego County, California, General Obligation Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51	No Opt. Call	AA–	1,874,000
500	Western Riverside Water & Wastewater Financing Authority, California, Revenue Bonds, Western Municipal Water District, Series 2009, 5.625%, 9/01/39 – AGC Insured	8/19 at 100.00	AA+	544,595
13,795	Total Tax Obligation/General			5,650,200
	Tax Obligation/Limited – 19.3% (19.9% of Total Investments)
1,965	California State Public Works Board, Lease Revenue Bonds, Department of Education Riverside Campus Project, Series 2009B, 5.750%, 4/01/23	4/19 at 100.00	A+	2,146,782
500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A+	566,475
160	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/17 at 100.00	A	160,667
180	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40	6/25 at 100.00	A+	199,481
425	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	8/19 at 100.00	BBB	472,570
1,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38	6/26 at 100.00	AAA	1,161,460
1,150	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/39	7/27 at 100.00	AA+	1,343,120
80	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A	96,024
30	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	35,264
35	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	37,634
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
210	5.250%, 9/01/30	9/23 at 100.00	N/R	223,753
190	5.750%, 9/01/39	9/23 at 100.00	N/R	202,755
15	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	17,795
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	21,110

NUVEEN	29

NCB	Nuveen California Municipal Value Fund 2
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 2009B, 6.625%, 8/01/39	8/19 at 100.00	AA–	$1,119,680
1,500	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.250%, 4/01/31	4/19 at 100.00	AA	1,615,635
585	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/22 – AMBAC Insured	8/17 at 100.00	BBB+	595,220
125	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	127,179
25	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	28,395
100	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 5.750%, 9/01/32 (WI/DD, Settling 3/16/17)	9/27 at 100.00	N/R	99,187
40	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	46,645
9,335	Total Tax Obligation/Limited			10,316,831
	Transportation – 9.0% (9.3% of Total Investments)
395	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	470,477
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
865	5.750%, 1/15/46	1/24 at 100.00	BBB–	988,565
865	6.000%, 1/15/53	1/24 at 100.00	BBB–	988,115
305	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (Alternative Minimum Tax)	5/22 at 100.00	A+	336,177
1,820	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	A+	2,058,511
4,250	Total Transportation			4,841,845
	U.S. Guaranteed – 23.8% (24.5% of Total Investments) (5)
1,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Health Facility Revenue Bonds, Saint Rose Hospital, Series 2009A, 6.000%, 5/15/29 (Pre-refunded 5/15/19)	5/19 at 100.00	AA– (5)	1,109,910
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2009:
55	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (5)	61,443
80	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	A2 (5)	89,372
1,900	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009A, 6.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A (5)	2,119,298
	California State, General Obligation Bonds, Various Purpose Series 2007:
1,230	5.000%, 6/01/37 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (5)	1,244,108
770	5.000%, 6/01/37 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (5)	778,832
680	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 (Pre-refunded 5/23/18) – AGC Insured	5/18 at 100.00	AA (5)	712,790
145	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 (Pre-refunded 5/01/17) – AMBAC Insured	5/17 at 100.00	A– (5)	145,409
575	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (5)	655,477
1,120	Oakland, California, General Obligation Bonds, Measure DD Series 2009B, 5.250%, 1/15/29 (Pre-refunded 1/15/19)	1/19 at 100.00	Aa2 (5)	1,210,720
3,805	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 (Pre-refunded 8/01/20) – AGM Insured	8/20 at 13.60	AA (5)	494,155

30	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$1,750	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 3020, 16.249%, 2/01/35 (Pre-refunded 2/01/19) (IF) (6)	2/19 at 100.00	AAA	$2,295,300
250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	Ba1 (5)	286,078
240	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BB+ (5)	260,390
95	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A– (5)	113,283
15	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	18,145
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
15	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (5)	18,281
15	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (5)	18,281
1,000	Tuolumne Wind Project Authority, California, Revenue Bonds, Tuolumne Company Project, Series 2009A, 5.625%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	AA– (5)	1,086,290
14,740	Total U.S. Guaranteed			12,717,562
	Utilities – 11.3% (11.7% of Total Investments)
415	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016B, 5.000%, 7/01/37	1/26 at 100.00	Aa2	476,590
1,245	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	Aa2	1,435,709
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	1,359,330
2,400	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 11/01/24	No Opt. Call	A	2,778,335
5,060	Total Utilities			6,049,964
	Water and Sewer – 2.8% (2.9% of Total Investments)
1,075	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	7/22 at 100.00	Baa3	1,117,538
335	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/32	8/26 at 100.00	Aa3	393,551
1,410	Total Water and Sewer			1,511,089
$59,530	Total Long-Term Investments (cost $45,989,334)			51,872,450
	Other Assets Less Liabilities – 3.2%			1,728,398
	Net Assets Applicable to Common Shares – 100%			$53,600,848

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(IF)	Inverse floating rate investment.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	31

NKX
Nuveen California AMT-Free Quality Municipal Income Fund
(formerly known as Nuveen California AMT-Free Municipal Income Fund)
	Portfolio of Investments	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 157.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 157.0% (100.0% of Total Investments)
	Consumer Staples – 10.0% (6.4% of Total Investments)
$860	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	4/17 at 100.00	Baa1	$865,831
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
6,350	5.600%, 6/01/36	12/18 at 100.00	B3	6,466,777
325	5.650%, 6/01/41	12/18 at 100.00	B2	330,977
2,780	5.700%, 6/01/46	12/18 at 100.00	B2	2,782,530
80	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	4/17 at 100.00	BBB+	80,010
1,960	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	4/17 at 100.00	Baa2	1,974,269
16,380	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	16,435,200
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
18,570	5.000%, 6/01/33	6/17 at 100.00	B–	18,570,370
1,950	5.750%, 6/01/47	6/17 at 100.00	B–	1,959,945
13,560	5.125%, 6/01/47	6/17 at 100.00	B–	13,559,185
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
8,450	5.375%, 6/01/38	3/17 at 100.00	B–	8,303,224
2,000	5.500%, 6/01/45	3/17 at 100.00	B–	1,930,640
73,265	Total Consumer Staples			73,258,958
	Education and Civic Organizations – 3.6% (2.3% of Total Investments)
1,050	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	1,138,862
3,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	AA	3,408,990
2,000	California Educational Facilities Authority, Revenue Bonds, Stanford University, Refunding Series 2014U-6, 5.000%, 5/01/45	No Opt. Call	AAA	2,585,660
4,475	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A , 7.125%, 8/01/43	8/23 at 100.00	B+	4,917,309
1,780	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	2,012,557
1,600	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.875%, 1/01/42	1/22 at 100.00	N/R	1,721,760
750	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46	7/25 at 100.00	BBB	753,255
4,925	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46	7/25 at 101.00	BBB	4,947,310
280	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A, 5.750%, 7/01/41	7/26 at 100.00	BB+	285,242
2,000	California State University, Systemwide Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/38	11/25 at 100.00	Aa2	2,293,580
1,725	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	1,793,500
300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	338,247

32	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$185	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	$214,898
24,070	Total Education and Civic Organizations			26,411,170
	Health Care – 17.9% (11.4% of Total Investments)
430	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43	8/25 at 100.00	AA–	479,893
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:
13,295	4.000%, 11/15/41	11/26 at 100.00	AA–	13,422,499
14,415	5.000%, 11/15/46	11/26 at 100.00	AA–	16,068,688
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A:
18,430	5.000%, 11/15/41	11/25 at 100.00	AA–	20,460,616
5,500	5.000%, 11/15/46	11/25 at 100.00	AA–	6,075,575
1,630	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA	1,751,093
1,255	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2012A, 5.000%, 11/15/29	11/22 at 100.00	BBB+	1,375,405
1,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2012A, 5.000%, 11/15/35	11/22 at 100.00	AA–	1,105,360
2,520	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	2,773,336
2,000	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health Services, Series 2012A, 5.000%, 10/01/33	10/22 at 100.00	AA–	2,246,040
1,405	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA–	1,577,239
2,800	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	3,073,896
3,705	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Refunding Series 2016A, 4.000%, 10/01/47	10/26 at 100.00	AA–	3,691,921
335	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	Aa3	364,805
750	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	815,085
1,690	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A, 5.250%, 11/01/36	11/26 at 100.00	BBB–	1,833,988
5,200	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/44	12/24 at 100.00	BB+	5,494,476
14,740	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56	6/26 at 100.00	BB	15,545,688
	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007:
2,995	5.000%, 8/15/39 – NPFG Insured	8/17 at 100.00	AA–	3,028,574
6,500	5.000%, 8/15/47	8/17 at 100.00	BBB+	6,556,290
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
770	5.750%, 7/01/24 (4)	4/17 at 100.00	CCC	758,188
4,240	5.750%, 7/01/30 (4)	4/17 at 100.00	CCC	4,079,262
105	5.500%, 7/01/35 (4)	4/17 at 100.00	CCC	98,653
6,160	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	AA–	6,872,589

NUVEEN	33

NKX	Nuveen California AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
$25	5.250%, 1/01/23	1/21 at 100.00	BBB–	$25,167
25	4.500%, 1/01/26	1/21 at 100.00	BBB–	24,028
75	5.000%, 1/01/29	1/21 at 100.00	BBB–	74,664
275	5.000%, 1/01/30	1/21 at 100.00	BBB–	272,412
525	5.000%, 1/01/31	1/21 at 100.00	BBB–	514,694
810	5.125%, 1/01/32	1/21 at 100.00	BBB–	805,780
3,750	5.250%, 1/01/42	1/21 at 100.00	BBB–	3,723,975
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:
1,500	6.000%, 11/01/30	11/20 at 100.00	BBB–	1,621,290
2,595	6.000%, 11/01/41	11/20 at 100.00	BBB–	2,825,436
1,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	1,007,230
850	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	991,695
123,300	Total Health Care			131,435,530
	Housing/Multifamily – 2.6% (1.6% of Total Investments)
475	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	517,337
155	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	169,889
350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	397,859
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club Series 2013A:
2,000	5.625%, 11/15/33	11/23 at 100.00	BBB	2,235,720
8,000	6.000%, 11/15/48	11/23 at 100.00	BBB	9,079,360
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
260	5.250%, 8/15/39	8/24 at 100.00	BBB	286,029
705	5.250%, 8/15/49	8/24 at 100.00	BBB	771,249
3,285	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013, 5.000%, 4/15/38	4/23 at 100.00	A–	3,519,352
	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park, Refunding Series 2014:
670	5.000%, 6/15/44	6/24 at 100.00	A	728,793
185	5.000%, 6/15/49	6/24 at 100.00	A	199,545
950	Poway, California, Housing Revenue Bonds, Revenue Bonds, Poinsettia Mobile Home Park, Series 2003, 5.000%, 5/01/23	4/17 at 100.00	AA–	952,328
17,035	Total Housing/Multifamily			18,857,461
	Long-Term Care – 1.2% (0.8% of Total Investments)
3,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	AA–	3,335,670
2,250	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	2/21 at 100.00	AA–	2,600,280
1,300	California Health Facilities Financing Authority, Revenue Bonds, Northern California Presbyterian Homes & Services Inc., Refunding Series 2015, 5.000%, 7/01/39	7/25 at 100.00	AA–	1,442,935
1,500	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities and Services Project, Series 2007A, 5.125%, 4/01/37	4/17 at 100.00	BBB+	1,502,385
8,050	Total Long-Term Care			8,881,270

34	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 29.5% (18.8% of Total Investments)
$3,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa2	$3,465,090
1,000	California State, General Obligation Bonds, Refunding Series 2011, 5.250%, 9/01/25	9/21 at 100.00	AA–	1,152,030
	California State, General Obligation Bonds, Refunding Various Purpose Series 2016:
6,195	5.000%, 8/01/30	8/26 at 100.00	AA–	7,288,046
1,600	5.000%, 8/01/33	8/26 at 100.00	AA–	1,855,280
4,910	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 10/01/32	10/24 at 100.00	AA–	5,665,796
5,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/31	2/25 at 100.00	AA–	5,769,150
	California State, General Obligation Bonds, Various Purpose Series 2009:
2,350	6.000%, 11/01/39	11/19 at 100.00	AA–	2,645,348
1,300	5.500%, 11/01/39	11/19 at 100.00	AA–	1,432,561
6,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	AA–	6,803,400
	California State, General Obligation Bonds, Various Purpose Series 2011:
2,000	5.000%, 9/01/31	9/21 at 100.00	AA–	2,260,280
4,090	5.000%, 9/01/41	9/21 at 100.00	AA–	4,575,238
2,625	5.000%, 10/01/41	10/21 at 100.00	AA–	2,941,838
	California State, General Obligation Bonds, Various Purpose Series 2013:
3,500	5.000%, 4/01/37	4/23 at 100.00	AA–	3,928,400
2,000	5.000%, 2/01/43	2/23 at 100.00	AA–	2,232,860
5,520	5.000%, 11/01/43	11/23 at 100.00	AA–	6,236,551
	California State, General Obligation Bonds, Various Purpose Series 2014:
2,460	5.000%, 10/01/39	10/24 at 100.00	AA–	2,793,527
9,000	5.000%, 12/01/43	12/23 at 100.00	AA–	10,181,520
9,000	5.000%, 10/01/44	10/24 at 100.00	AA–	10,187,640
	California State, General Obligation Bonds, Various Purpose Series 2015:
8,000	5.000%, 3/01/45	3/25 at 100.00	AA–	8,986,160
2,000	5.000%, 8/01/45	8/25 at 100.00	AA–	2,257,660
20,750	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/43 – AGM Insured	No Opt. Call	AA	6,361,743
8,295	Los Angeles Community College District, California, General Obligation Bonds, Refunding Series 2015A, 5.000%, 8/01/30	8/24 at 100.00	AA+	9,746,459
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2014C, 5.000%, 7/01/29	7/24 at 100.00	Aa2	5,886,750
4,500	Mount Diablo Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2010A, 0.000%, 8/01/30 – AGM Insured (5)	8/25 at 100.00	AA	4,070,565
1,125	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 – FGIC Insured	No Opt. Call	Aa2	1,036,103
11,980	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012R-1, 0.000%, 7/01/31	No Opt. Call	Aa2	7,001,951
2,870	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Election 2012, Series 2014B, 5.000%, 8/01/39 – AGM Insured	8/24 at 100.00	AA	3,202,920
10,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41	No Opt. Call	Aa2	3,416,700
	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D:
23,280	7.400%, 8/01/47 – AGC Insured	8/37 at 100.00	AA	19,453,698
38,845	0.000%, 8/01/50 – AGM Insured (5)	8/37 at 100.00	AA	32,667,867
15,780	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (5)	No Opt. Call	AA	10,179,678
5,000	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2007 Measure S, Series 2014C, 5.000%, 8/01/39	8/24 at 100.00	Aa2	5,643,350

NUVEEN	35

NKX	Nuveen California AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$3,905	West Kern Community College District, California, General Obligation Bonds, Election 2004, Series 2007C, 5.000%, 10/01/32 – SYNCORA GTY Insured	11/17 at 100.00	A+	$3,980,406
8,345	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (5)	No Opt. Call	Aa2	5,313,262
4,000	Yosemite Community College District, California, General Obligation Bonds, Refunding Series 2015, 5.000%, 8/01/32	8/25 at 100.00	Aa2	4,643,280
1,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,126,010
246,225	Total Tax Obligation/General			216,389,117
	Tax Obligation/Limited – 38.6% (24.5% of Total Investments)
2,000	Baldwin Park Public Financing Authority, California, Sales Tax and Tax Allocation Bonds, Puente Merced Redevelopment Project, Series 2003, 5.250%, 8/01/21	8/17 at 100.00	BBB	2,018,240
655	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2013A, 5.000%, 9/01/27	9/23 at 100.00	N/R	711,206
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured	4/17 at 100.00	AA	1,001,960
7,895	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	4/17 at 100.00	AA	7,924,764
3,000	California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	AAA	3,483,240
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004:
1,215	5.000%, 12/01/19 – AMBAC Insured	4/17 at 100.00	AA	1,254,560
1,535	5.000%, 12/01/20 – AMBAC Insured	4/17 at 100.00	AA	1,584,980
1,615	5.000%, 12/01/21 – AMBAC Insured	4/17 at 100.00	AA	1,667,584
1,695	5.000%, 12/01/22 – AMBAC Insured	4/17 at 100.00	AA	1,750,189
1,780	5.000%, 12/01/23 – AMBAC Insured	4/17 at 100.00	AA	1,837,957
1,865	5.000%, 12/01/24 – AMBAC Insured	4/17 at 100.00	AA	1,925,724
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31	9/23 at 100.00	A+	8,218,490
	California State Public Works Board, Lease Revenue Bonds, Department of Education, Riverside Campus Project, Series 2012H:
2,790	5.000%, 4/01/30	4/22 at 100.00	A+	3,149,240
2,065	5.000%, 4/01/31	4/22 at 100.00	A+	2,324,013
3,740	California State Public Works Board, Lease Revenue Bonds, Department of Veterans Affairs,	4/17 at 100.00	A+	3,755,708
	Southern California Veterans Home – Chula Vista Facility, Series 1999A, 5.600%, 11/01/19 – AMBAC Insured
20,330	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	A+	22,909,876
1,990	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/33	3/23 at 100.00	A+	2,229,397
5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A+	5,524,950
3,020	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	4/17 at 101.00	A	3,058,263
	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B:
1,230	5.000%, 8/01/25	8/20 at 100.00	N/R	1,276,383
530	5.750%, 8/01/26	8/20 at 100.00	N/R	561,265
3,145	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Series 2002A, 5.125%, 11/01/25 – NPFG Insured	4/17 at 100.00	AA–	3,149,214

36	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	El Monte, California, Senior Lien Certificates of Participation, Department of Public Services Facility Phase II, Series 2001:
$5,885	5.000%, 1/01/21 – AMBAC Insured	4/17 at 100.00	Aa3	$6,053,546
5,000	5.250%, 1/01/34 – AMBAC Insured	4/17 at 100.00	Aa3	5,156,250
350	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/17 at 100.00	A	351,460
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	1,089,710
40,825	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	45,089,579
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30	6/23 at 100.00	A+	1,131,070
7,610	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/30	11/25 at 100.00	A	8,115,076
425	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	4/17 at 100.00	BBB	425,247
3,345	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	N/R	3,360,588
2,115	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	2,309,199
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area D, Series 2014A:
1,140	5.500%, 9/01/33	9/23 at 100.00	N/R	1,237,584
2,105	5.750%, 9/01/44	9/23 at 100.00	N/R	2,288,282
1,375	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,451,326
2,000	Lammersville Joint Unified School District, California, Community Facilities District 2007-1, Mountain House – Shea Homes, Improvement Area 1 Special Tax Bonds, Series 2013, 6.000%, 9/01/38	9/23 at 100.00	N/R	2,305,920
	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Subordinate Refunding Series 2003:
2,505	4.750%, 8/01/23 – NPFG Insured	4/17 at 101.00	AA–	2,523,136
2,425	4.750%, 8/01/27 – NPFG Insured	4/17 at 101.00	AA–	2,435,985
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	993,160
6,190	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	4/17 at 100.00	Aa3	6,209,746
3,220	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	AA+	3,751,429
1,500	Los Osos, California, Improvement Bonds, Community Services Wastewater Assessment District 1, Series 2002, 5.000%, 9/02/33 – NPFG Insured	9/17 at 100.00	AA–	1,507,320
475	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.250%, 9/01/38	9/21 at 100.00	A–	573,558
9,270	Moreno Valley Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/38 – AMBAC Insured	8/17 at 100.00	A–	9,411,182
3,230	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2005, 5.000%, 8/01/35 - NPFG Insured	4/17 at 100.00	AA–	3,240,756
170	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A	204,051
65	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	76,406
2,810	Oakland Joint Powers Financing Authority, California, Lease Revenue Bonds, Administration Building Projects, Series 2008B, 5.000%, 8/01/21 – AGC Insured	8/18 at 100.00	AA	2,960,560

NUVEEN	37

NKX	Nuveen California AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$590	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	$634,409
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
3,785	5.250%, 9/01/30	9/23 at 100.00	N/R	4,032,880
3,405	5.750%, 9/01/39	9/23 at 100.00	N/R	3,633,578
1,975	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 1,2 and 3, Refunding Series 2014A, 5.375%, 9/01/33	9/23 at 100.00	N/R	2,133,948
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
5,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	1,031,250
7,200	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,398,024
1,115	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Series 2013, 5.500%, 9/01/39	9/23 at 100.00	N/R	1,202,059
40	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	47,452
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	696,340
1,775	5.000%, 9/01/42	9/22 at 100.00	N/R	1,848,609
1,000	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 1, Series 2004, 5.000%, 9/01/25 – NPFG Insured	4/17 at 100.00	AA–	1,003,600
4,475	Roseville Finance Authority, California, Special Tax Revenue Bonds, Series 2007A, 5.000%, 9/01/33 – AMBAC Insured	9/17 at 100.00	N/R	4,498,941
1,500	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/17 at 100.00	N/R	1,509,735
400	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/33	9/25 at 100.00	N/R	428,108
	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment District 2 Bonds, Series 2016A:
3,695	5.000%, 10/01/36	10/26 at 100.00	AA	4,240,493
6,000	5.000%, 10/01/41	10/26 at 100.00	AA	6,853,860
1,050	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	AA–	1,134,515
2,105	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	A+	2,269,611
2,155	San Bernardino Joint Powers Financing Authority, California, Certificates of Participation Refunding, Police Station Financing Project, Series 1999, 5.500%, 9/01/20 – NPFG Insured	3/17 at 100.00	AA–	2,152,263
215	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	226,935
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,131,590
1,480	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26	4/17 at 100.00	AA–	1,485,624
690	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	N/R	728,026
2,700	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 1998D, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	AA–	2,157,570
2,000	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.200%, 4/01/26	4/19 at 100.00	AA	2,159,960
380	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	402,059

38	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$5,150	San Jacinto Unified School District, Riverside County, California, Certificates of Participation, Series 2010, 5.375%, 9/01/40 – AGC Insured	9/20 at 100.00	AA	$5,686,888
4,000	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/19 – NPFG Insured	4/17 at 100.00	AA	4,015,320
360	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	366,275
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A:
3,310	5.000%, 8/01/20 – NPFG Insured	4/17 at 100.00	AA–	3,322,048
5,025	5.000%, 8/01/28 – NPFG Insured	4/17 at 100.00	AA–	5,043,090
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	101,752
1,110	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	1,129,347
1,000	San Marcos Public Facilities Authority, California, Special Tax Revenue Bonds, Refunding Series 2012D, 5.000%, 9/01/36	9/22 at 100.00	N/R	1,046,480
50	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	56,789
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017:
2,170	6.125%, 9/01/37 (WI/DD, Settling 3/16/17)	9/27 at 100.00	N/R	2,174,058
1,000	6.250%, 9/01/47 (WI/DD, Settling 3/16/17)	9/27 at 100.00	N/R	1,004,380
2,160	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.125%, 8/01/27 – NPFG Insured	4/17 at 100.00	AA–	2,191,277
4,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	4,714,110
1,020	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	1,034,474
	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015-1 Arambel-KDN, Refunding Series 2015:
350	5.250%, 9/01/35	9/25 at 100.00	N/R	348,222
790	5.250%, 9/01/45	9/25 at 100.00	N/R	776,238
4,235	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	4,658,627
95	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	110,782
274,945	Total Tax Obligation/Limited			282,390,925
	Transportation – 8.2% (5.2% of Total Investments)
9,005	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B, 5.000%, 10/01/36	10/26 at 100.00	BBB+	9,965,743
1,115	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48	4/23 at 100.00	AA–	1,264,979
6,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	8,039,790
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
14,885	5.750%, 1/15/46	1/24 at 100.00	BBB–	17,011,322
14,885	6.000%, 1/15/53	1/24 at 100.00	BBB–	17,003,582
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015E:
150	5.000%, 5/15/31	5/25 at 100.00	AA	175,017
1,270	5.000%, 5/15/34	5/25 at 100.00	AA	1,459,624
1,345	5.000%, 5/15/36	5/25 at 100.00	AA	1,537,389

NUVEEN	39

NKX	Nuveen California AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$3,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Parking & Capital Projects, Series 2004, 5.250%, 9/01/34 – FGIC Insured	4/17 at 100.00	AA–	$3,465,630
52,905	Total Transportation			59,923,076
	U.S. Guaranteed – 24.2% (15.4% of Total Investments) (6)
3,535	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (6)	4,055,246
220	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 12.428%, 4/01/39 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (6)	270,015
3,000	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	Aaa	3,540,450
2,250	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/36 (Pre-refunded 1/01/28) – AMBAC Insured	1/28 at 100.00	Aaa	2,817,653
1,112	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 2016-XG0003, 8.705%, 3/01/33 (Pre-refunded 3/01/18) (IF) (7)	3/18 at 100.00	Aaa	1,206,787
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	Aaa	2,280,900
4,920	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Tender Option Bond Trust 2016-XG0041, 17.332%, 7/01/47 (Pre-refunded 7/01/18) – AGM Insured (IF)	7/18 at 100.00	AA (6)	6,090,931
1,815	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (6)	1,846,037
4,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Insured Series 2008K, 5.500%, 7/01/41 (Pre-refunded 7/01/17) – AGC Insured	7/17 at 100.00	AA (6)	4,066,880
2,680	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (6)	3,045,364
7,555	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (6)	8,055,065
10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2003A, 5.000%, 8/15/38 (Pre-refunded 8/15/17) – AMBAC Insured	8/17 at 100.00	AA– (6)	10,201,900
285	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 1993, 5.625%, 3/01/18 – AMBAC Insured (ETM)	9/17 at 100.00	N/R (6)	291,931
12,050	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/31 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	AA+ (6)	12,770,348
2,500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2009B, 5.375%, 2/01/34 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA (6)	2,662,700
	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, 2008 Election Series 2010B:
3,490	5.000%, 8/01/27 (Pre-refunded 8/01/19) – AGC Insured	8/19 at 100.00	AA (6)	3,825,215
3,545	5.000%, 8/01/28 (Pre-refunded 8/01/19) – AGC Insured	8/19 at 100.00	AA (6)	3,885,497
3,110	5.000%, 8/01/29 (Pre-refunded 8/01/19) – AGC Insured	8/19 at 100.00	AA (6)	3,408,716
7,100	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Tender Option Bond Trust 2015-XF0111, 9.174%, 8/01/28 (Pre-refunded 8/01/18) – AGM Insured (IF)	8/18 at 100.00	AA (6)	8,001,132
5,000	Grossmont Healthcare District, California, General Obligation Bonds, Series 2007A, 5.000%, 7/15/37 (Pre-refunded 7/15/17) – AMBAC Insured	7/17 at 100.00	Aaa	5,084,100
6,000	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	Aaa	7,129,080
	Irvine Unified School District Financing Authority, Orange County, California, Special Tax Bonds, Group II, Series 2006A:
45	5.000%, 9/01/26 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (6)	47,774
105	5.125%, 9/01/36 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (6)	111,669

40	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
$1,985	5.000%, 5/01/24 (Pre-refunded 5/01/17) – AMBAC Insured	5/17 at 100.00	A– (6)	$1,991,650
710	5.000%, 5/01/25 (Pre-refunded 5/01/17) – AMBAC Insured	5/17 at 100.00	A– (6)	712,002
760	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB (6)	802,925
3,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 4.500%, 9/01/30 (Pre-refunded 9/01/17) – AGM Insured	9/17 at 100.00	AA (6)	3,058,470
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
9,250	6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	Ba1 (6)	10,584,867
7,500	6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	Ba1 (6)	8,605,875
540	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BB+ (6)	585,878
210	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A– (6)	250,415
9,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/38 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AAA	9,449,820
30	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (6)	36,290
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
30	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (6)	36,563
40	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (6)	48,750
5,000	San Jacinto Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 5.250%, 8/01/32 (Pre-refunded 8/01/17) – AGM Insured	8/17 at 100.00	AA (6)	5,097,050
1,500	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 2015-XF0048, 16.197%, 8/01/40 (Pre-refunded 8/01/19) (IF)	8/19 at 100.00	AAA	2,019,960
325	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (6)	336,164
	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2011F:
7,230	0.000%, 8/01/42 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 21.00	AA (6)	1,418,743
10,740	0.000%, 8/01/43 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 19.43	AA (6)	1,950,599
21,225	0.000%, 8/01/44 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 17.98	AA (6)	3,567,074
12,550	0.000%, 8/01/45 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 16.64	AA (6)	1,951,400
23,425	0.000%, 8/01/46 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 15.39	AA (6)	3,369,218
9,085	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 (Pre-refunded 8/01/17) – AMBAC Insured	8/17 at 100.00	A+ (6)	9,282,599
2,000	Sierra View Local Health Care District, California, Revenue Bonds, Series 2007, 5.250%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (6)	2,031,680
2,980	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.500%, 9/01/36 (Pre-refunded 3/16/17)	3/17 at 100.00	N/R (6)	2,771,221
1,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38 (Pre-refunded 5/15/17)	5/17 at 101.00	Aaa	1,019,430
	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010:
1,205	5.000%, 9/01/30 (Pre-refunded 9/01/20) – AGM Insured	9/20 at 100.00	AA (6)	1,362,867
3,250	5.250%, 9/01/39 (Pre-refunded 9/01/20) – AGM Insured	9/20 at 100.00	AA (6)	3,703,635
6,000	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009, 6.250%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	A2 (6)	6,824,700
226,887	Total U.S. Guaranteed			177,565,235

NUVEEN	41

NKX	Nuveen California AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 4.3% (2.8% of Total Investments)
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
$2,490	5.000%, 11/15/35	No Opt. Call	A	$2,876,523
1,835	5.500%, 11/15/37	No Opt. Call	A	2,261,362
10,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	Aa2	11,338,899
4,280	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2013B, 5.000%, 7/01/28	7/23 at 100.00	Aa2	4,985,644
3,750	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 2015-XF2047, 16.229%, 7/01/43 (IF) (7)	7/22 at 100.00	Aa2	5,758,350
1,000	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	1/20 at 100.00	AA–	1,099,340
2,975	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A, 5.000%, 7/01/37	7/24 at 100.00	AA–	3,360,173
26,330	Total Utilities			31,680,291
	Water and Sewer – 16.9% (10.8% of Total Investments)
13,200	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Series 2010, 5.125%, 5/01/40 – AGM Insured	5/19 at 100.00	AA	13,685,496
11,600	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34	4/23 at 100.00	AA–	13,019,840
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012:
8,000	5.000%, 7/01/37	7/17 at 100.00	Baa3	8,016,080
12,200	5.000%, 11/21/45	7/17 at 100.00	Baa3	12,205,734
1,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/31	6/25 at 100.00	AAA	1,178,920
3,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	3,382,170
2,250	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	4/17 at 100.00	AA	2,257,448
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Refunding Series 2016B:
1,000	5.000%, 7/01/32	1/26 at 100.00	AA+	1,171,220
3,775	5.000%, 7/01/35	1/26 at 100.00	AA+	4,363,749
16,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2012A, 5.000%, 7/01/43	7/22 at 100.00	AA+	17,954,239
10,515	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA+	11,920,750
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2016A:
5,680	5.000%, 7/01/35	1/26 at 100.00	AA+	6,565,853
1,000	5.000%, 7/01/36	1/26 at 100.00	AA+	1,152,600
9,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 6/01/44	6/25 at 100.00	AA+	10,761,409
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A:
2,000	5.000%, 6/01/34	6/23 at 100.00	AA	2,257,020
3,500	5.000%, 6/01/35	6/23 at 100.00	AA	3,962,700
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 2016-XL0015, 16.320%, 7/01/35 (IF) (7)	7/19 at 100.00	AAA	907,716
1,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	4/17 at 100.00	N/R	1,503,945

42	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33	6/24 at 100.00	AA	$2,871,275
4,000	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37	8/26 at 100.00	Aa3	4,602,840
112,890	Total Water and Sewer			123,741,004
$1,185,902	Total Long-Term Investments (cost $1,048,564,142)			1,150,534,037
	Institutional MuniFund Term Preferred Shares, net of deferred offering costs – (4.9)% (8)			(35,779,570)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (53.8)% (9)			(394,024,180)
	Other Assets Less Liabilities – 1.7%			11,918,444
	Net Assets Applicable to Common Shares – 100%			$732,648,731

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.
(5)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investment in inverse floating rate transactions.
(8)	Institutional MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 3.1%.
(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 34.2%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.
NUVEEN	43

NAC
Nuveen California Quality Municipal Income Fund
(formerly known as Nuveen California Dividend Advantage Municipal Fund)
	Portfolio of Investments	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 149.2% (99.2% of Total Investments)
	MUNICIPAL BONDS – 149.2% (99.2% of Total Investments)
	Consumer Staples – 10.0% (6.6% of Total Investments)
$2,855	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	4/17 at 100.00	Baa1	$2,874,357
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47	6/17 at 100.00	N/R	945,590
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
13,840	5.600%, 6/01/36	12/18 at 100.00	B3	14,094,518
17,560	5.650%, 6/01/41	12/18 at 100.00	B2	17,882,928
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005:
2,175	4.250%, 6/01/21	4/17 at 100.00	BBB+	2,175,261
3,735	5.250%, 6/01/45	4/17 at 100.00	B–	3,624,967
4,795	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	4/17 at 100.00	A3	4,818,304
4,915	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	4/17 at 100.00	Baa2	4,950,781
50,000	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46	5/17 at 100.00	N/R	6,801,000
61,645	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	61,852,743
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
44,765	5.000%, 6/01/33	6/17 at 100.00	B–	44,765,895
30,440	5.750%, 6/01/47	6/17 at 100.00	B–	30,595,243
10,875	5.125%, 6/01/47	6/17 at 100.00	B–	10,874,348
19,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007B, 0.000%, 6/01/47	6/17 at 17.73	N/R	2,291,020
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
8,500	5.375%, 6/01/38	3/17 at 100.00	B–	8,352,355
1,250	5.500%, 6/01/45	3/17 at 100.00	B–	1,206,650
3,200	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.125%, 6/01/46	3/17 at 100.00	B+	3,187,712
280,550	Total Consumer Staples			221,293,672
	Education and Civic Organizations – 4.2% (2.8% of Total Investments)
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	4,338,520
3,000	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	4/17 at 100.00	Ba1	3,009,240
4,075	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Refunding Series 2010, 5.000%, 2/01/40	2/20 at 100.00	Aa3	4,446,885
4,325	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36	10/21 at 100.00	A2	5,091,909
7,000	California Educational Facilities Authority, Revenue Bonds, Stanford University, Refunding Series 2014U-6, 5.000%, 5/01/45	No Opt. Call	AAA	9,049,810

44	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$5,385	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	$6,088,550
1,000	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/38	10/23 at 100.00	Baa1	1,076,610
	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project – Pinewood & Oakwood Schools, Series 2016B:
800	4.000%, 11/01/36	11/26 at 100.00	N/R	732,432
1,000	4.500%, 11/01/46	11/26 at 100.00	N/R	915,820
5,000	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.250%, 6/01/40	6/20 at 100.00	A3	5,655,650
2,150	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46	7/25 at 100.00	BBB	2,159,331
	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C:
5,995	5.000%, 7/01/46	7/25 at 101.00	BBB	6,022,157
8,340	5.250%, 7/01/52	7/25 at 101.00	BBB	8,438,912
800	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A, 6.000%, 7/01/51	7/26 at 100.00	BB+	812,784
2,740	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges Projects, Series 1996B, 5.625%, 3/01/19 – AMBAC Insured	3/17 at 100.00	A1	2,762,167
8,000	California State University, Systemwide Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/38	11/25 at 100.00	Aa2	9,174,320
	California State University, Systemwide Revenue Bonds, Series 2016A:
1,360	5.000%, 11/01/30	5/26 at 100.00	Aa2	1,615,095
4,140	4.000%, 11/01/38	5/26 at 100.00	Aa2	4,304,399
2,640	5.000%, 11/01/41	5/26 at 100.00	Aa2	3,035,498
5,500	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Series 2014, 5.000%, 11/15/44 – AGM Insured	11/24 at 100.00	AA	6,163,740
6,450	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	7,272,311
1,815	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,108,322
85,515	Total Education and Civic Organizations			94,274,462
	Health Care – 21.9% (14.6% of Total Investments)
9,345	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp HealthCare, Series 2014A, 5.000%, 8/01/43	8/23 at 100.00	AA–	10,337,532
1,285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43	8/25 at 100.00	AA–	1,434,099
10,955	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46	11/26 at 100.00	AA–	12,211,758
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/46	11/25 at 100.00	AA–	11,046,500
15,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Refunding Series 2016B, 4.000%, 8/15/39	8/26 at 100.00	Aa3	15,176,850
16,405	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA	17,623,726
6,105	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	6,718,736
1,250	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health Services, Series 2012A, 5.000%, 10/01/33	10/22 at 100.00	AA–	1,403,775
4,240	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA–	4,759,782

NUVEEN	45

NAC	Nuveen California Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$8,375	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	$9,194,243
11,250	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Refunding Series 2016A, 4.000%, 10/01/47	10/26 at 100.00	AA–	11,210,288
8,760	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	Aa3	9,539,377
4,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	5,172,789
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B:
6,000	6.000%, 8/15/42	8/20 at 100.00	AA–	6,833,820
6,530	6.000%, 8/15/42 (UB)	8/20 at 100.00	AA–	7,437,474
3,795	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	4,124,330
11,520	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A, 5.250%, 11/01/41	11/26 at 100.00	BBB–	12,453,810
1,455	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/47	10/26 at 100.00	BBB–	1,546,345
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
7,150	5.250%, 12/01/34	12/24 at 100.00	BB+	7,666,659
3,200	5.250%, 12/01/44	12/24 at 100.00	BB+	3,381,216
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
6,040	5.000%, 12/01/46	6/26 at 100.00	BB	6,280,150
46,035	5.250%, 12/01/56	6/26 at 100.00	BB	48,551,272
	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A:
2,345	5.000%, 3/01/35	3/26 at 100.00	A	2,634,045
3,000	5.000%, 3/01/45	3/26 at 100.00	A	3,301,290
2,670	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A–	2,829,559
25,290	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AA–	27,561,295
32,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	36,447,040
1,440	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,452,470
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
12,340	5.750%, 7/01/24 (4)	4/17 at 100.00	CCC	12,150,704
10,905	5.750%, 7/01/30 (4)	4/17 at 100.00	CCC	10,491,591
7,725	5.500%, 7/01/35 (4)	4/17 at 100.00	CCC	7,258,024
10,000	5.500%, 7/01/39 (4)	4/17 at 100.00	CCC	8,926,100
3,385	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	AA–	3,776,577
1,035	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2004D, 5.050%, 8/15/38 – AGM Insured	8/18 at 100.00	AA	1,076,038
5,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2008B, 5.250%, 11/15/48	5/18 at 100.00	AA–	5,198,400
10,225	Madera County, California, Certificates of Participation, Children's Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	11,035,331
6,200	Madera County, California, Certificates of Participation, Valley Children's Hospital Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured	3/17 at 100.00	AA–	6,220,832

46	NUVEEN

	Principal		Optional Call
	Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
		Health Care (continued)
$		Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
	275	5.125%, 1/01/32	1/21 at 100.00	BBB–	$273,567
	525	5.200%, 1/01/34	1/21 at 100.00	BBB–	522,050
	125	5.250%, 1/01/35	1/21 at 100.00	BBB–	124,275
	250	5.250%, 1/01/37	1/21 at 100.00	BBB–	248,458
	15,615	5.250%, 1/01/42	1/21 at 100.00	BBB–	15,506,632
	1,890	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB	1,928,027
	39,485	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	BBB–	42,991,267
	28,800	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	29,008,224
	17,400	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	20,300,580
	8,760	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2013J, 5.250%, 5/15/31	5/23 at 100.00	AA–	10,181,923
	10,700	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	BBB+	11,933,496
	456,845	Total Health Care			487,482,326
		Housing/Multifamily – 1.7% (1.1% of Total Investments)
	12,070	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	13,145,799
		California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A:
	6,540	5.125%, 8/15/32	8/22 at 100.00	BBB	7,164,701
	6,010	5.500%, 8/15/47	8/22 at 100.00	BBB	6,587,321
	3,920	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	4,456,021
		California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
	1,680	5.250%, 8/15/39	8/24 at 100.00	BBB	1,848,185
	2,150	5.250%, 8/15/49	8/24 at 100.00	BBB	2,352,036
	1,230	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Augusta Communities Mobile Home Park, Series 2012A, 5.000%, 5/15/39	5/22 at 100.00	A+	1,300,012
	33,600	Total Housing/Multifamily			36,854,075
		Housing/Single Family – 0.4% (0.3% of Total Investments)
	6,360	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	4/17 at 100.00	AA–	6,367,441
	3,070	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Tender Option Bond Trust 2016-XF2308, 9.274%, 8/01/37 (Alternative Minimum Tax) (IF) (5)	5/17 at 100.00	AA–	3,076,723
	9,430	Total Housing/Single Family			9,444,164
		Industrials – 0.2% (0.1% of Total Investments)
	4,055	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB+	4,154,185
		Long-Term Care – 0.3% (0.2% of Total Investments)
	7,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	AA–	7,783,230
	175	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	3/17 at 100.00	BBB+	175,781
	7,175	Total Long-Term Care			7,959,011

NUVEEN	47

NAC	Nuveen California Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 33.7% (22.4% of Total Investments)
$4,125	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/25 – AGM Insured	No Opt. Call	AA	$3,272,115
4,300	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa2	4,966,629
5,245	California State, General Obligation Bonds, Refunding Various Purpose Series 2012, 5.000%, 9/01/36	9/22 at 100.00	AA–	5,927,375
	California State, General Obligation Bonds, Refunding Various Purpose Series 2013:
9,260	5.000%, 2/01/29	2/23 at 100.00	AA–	10,622,978
1,710	5.000%, 2/01/31	2/23 at 100.00	AA–	1,948,083
	California State, General Obligation Bonds, Refunding Various Purpose Series 2016:
3,780	5.000%, 8/01/30	8/26 at 100.00	AA–	4,446,943
3,750	5.000%, 9/01/30	9/26 at 100.00	AA–	4,416,225
4,600	5.000%, 8/01/33	8/26 at 100.00	AA–	5,333,930
8,000	5.000%, 9/01/37	9/26 at 100.00	AA–	9,172,480
	California State, General Obligation Bonds, Various Purpose Refunding Series 2014:
8,690	5.000%, 8/01/31	8/24 at 100.00	AA–	10,051,723
4,000	5.000%, 8/01/33	8/24 at 100.00	AA–	4,583,280
12,000	5.000%, 10/01/33	10/24 at 100.00	AA–	13,785,120
	California State, General Obligation Bonds, Various Purpose Refunding Series 2015:
6,700	5.000%, 8/01/32	2/25 at 100.00	AA–	7,689,657
11,000	5.000%, 8/01/34	8/25 at 100.00	AA–	12,582,790
5,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2016, 5.000%, 9/01/36	9/26 at 100.00	AA–	5,740,150
140	California State, General Obligation Bonds, Various Purpose Series 2000, 5.625%, 5/01/22 – FGIC Insured	4/17 at 100.00	Aa3	140,606
3,200	California State, General Obligation Bonds, Various Purpose Series 2008, 5.125%, 4/01/33	4/18 at 100.00	AA–	3,335,264
	California State, General Obligation Bonds, Various Purpose Series 2009:
13,850	6.000%, 4/01/38	4/19 at 100.00	AA–	15,284,445
67,235	6.000%, 11/01/39	11/19 at 100.00	AA–	75,685,095
8,505	5.500%, 11/01/39	11/19 at 100.00	AA–	9,372,255
	California State, General Obligation Bonds, Various Purpose Series 2010:
16,000	6.000%, 3/01/33	3/20 at 100.00	AA–	18,142,400
15,060	5.500%, 3/01/40	3/20 at 100.00	AA–	16,761,328
12,605	5.250%, 11/01/40	11/20 at 100.00	AA–	14,152,264
	California State, General Obligation Bonds, Various Purpose Series 2011:
13,835	5.250%, 10/01/28	10/21 at 100.00	AA–	15,902,917
14,520	5.000%, 9/01/31	9/21 at 100.00	AA–	16,409,633
15,025	5.000%, 9/01/41	9/21 at 100.00	AA–	16,807,566
21,420	5.000%, 10/01/41	10/21 at 100.00	AA–	24,005,393
3,230	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 2/01/29	2/22 at 100.00	AA–	3,705,262
	California State, General Obligation Bonds, Various Purpose Series 2013:
9,940	5.000%, 4/01/37	4/23 at 100.00	AA–	11,156,656
9,755	5.000%, 2/01/43	2/23 at 100.00	AA–	10,890,775
15,145	5.000%, 4/01/43	4/23 at 100.00	AA–	16,953,767
7,240	5.000%, 11/01/43	11/23 at 100.00	AA–	8,179,824
	California State, General Obligation Bonds, Various Purpose Series 2014:
24,970	5.000%, 5/01/32	5/24 at 100.00	AA–	28,622,362
8,910	5.000%, 10/01/39	10/24 at 100.00	AA–	10,118,018
10,245	5.000%, 12/01/43	12/23 at 100.00	AA–	11,589,964
1,815	5.000%, 10/01/44	10/24 at 100.00	AA–	2,054,507
	California State, General Obligation Bonds, Various Purpose Series 2015:
9,500	5.000%, 3/01/45	3/25 at 100.00	AA–	10,671,065
6,345	5.000%, 8/01/45	8/25 at 100.00	AA–	7,162,426

48	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$15	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	4/17 at 100.00	AA	$15,047
3,550	Centinela Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2002A, 5.250%, 2/01/26 – NPFG Insured	No Opt. Call	AA–	4,164,186
57,730	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/46 – AGM Insured	No Opt. Call	AA	11,876,215
7,500	Desert Community College District, Riverside County, California, General Obligation Bonds, Refunding Series 2016, 5.000%, 8/01/37	2/26 at 100.00	AA	8,578,275
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California, General Obligation Revenue Bonds, Series 2007, 5.000%, 8/01/26 – AGM Insured	No Opt. Call	AA	6,209,510
5,630	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured (6)	No Opt. Call	AA	3,385,319
15,335	Los Angeles Community College District, California, General Obligation Bonds, Refunding Series 2015A, 5.000%, 8/01/31	8/24 at 100.00	AA+	17,906,680
	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2014C:
5,000	5.000%, 7/01/29	7/24 at 100.00	Aa2	5,886,750
10,000	5.000%, 7/01/30	7/24 at 100.00	Aa2	11,703,600
1,285	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009D, 5.000%, 7/01/27	7/19 at 100.00	Aa2	1,395,536
4,100	Monrovia Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA–	2,935,477
10,765	North Orange County Community College District, California, General Obligation Bonds, Election of 2002 Series 2003B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA+	7,747,032
1,815	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 – AGM Insured	8/37 at 100.00	AA	1,002,425
2,370	Oxnard School District, Ventura County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/43 – AGM Insured	8/23 at 100.00	AA	2,624,633
2,575	Oxnard School District, Ventura County, California, General Obligation Refunding Bonds, Series 2001A, 5.750%, 8/01/30 – NPFG Insured	2/22 at 103.00	AA–	3,074,576
9,385	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Refunding Election 2012 Series 2013A, 5.000%, 8/01/43	8/23 at 100.00	Aa2	10,480,042
10,330	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	4,545,820
5,000	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011, 0.000%, 8/01/45	No Opt. Call	A+	4,520,900
10,250	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	10,857,518
28,000	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44	No Opt. Call	Aa2	7,937,160
4,250	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2016, 5.000%, 8/01/41	8/26 at 100.00	Aaa	4,943,218
1,425	San Joaquin Delta Community College District, California, General Obligation Bonds, Refunding Series 2015A, 5.000%, 8/01/32	8/25 at 100.00	Aa2	1,649,537
21,000	San Marcos Unified School District, San Diego County, California, General Obligation Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51	No Opt. Call	AA–	3,935,400
1,895	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 9/01/42	9/21 at 100.00	Aaa	2,129,336
4,970	San Rafael City High School District, Marin County, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA+	3,489,735
2,200	Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo Counties, California, General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 – AGM Insured	No Opt. Call	Aa3	2,711,456

NUVEEN	49

NAC	Nuveen California Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$3,240	South San Francisco Unified School District, San Mateo County, California, General Obligation Bond Anticipation Notes, Measure J, Series 2015B, 5.000%, 9/01/40	9/25 at 100.00	Aa1	$3,692,077
4,175	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2000, Series 2004, 0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa2	3,214,249
6,245	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	7,076,959
5,530	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D, 0.000%, 8/01/50 – AGM Insured (6)	8/37 at 100.00	AA	4,650,619
26,000	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (6)	No Opt. Call	AA	16,772,600
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2004 Election Series 2013B:
4,740	5.500%, 8/01/38	8/24 at 100.00	Aa3	5,571,680
4,830	5.500%, 8/01/40	8/24 at 100.00	Aa3	5,670,420
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A:
4,355	5.500%, 8/01/38	8/24 at 100.00	Aa3	5,119,128
3,500	5.500%, 8/01/40	8/24 at 100.00	Aa3	4,109,000
2,015	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2012C, 5.000%, 8/01/26	8/22 at 100.00	Aa3	2,306,349
140,160	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (6)	No Opt. Call	Aa2	89,239,871
4,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	4,504,040
840,965	Total Tax Obligation/General			749,275,645
	Tax Obligation/Limited – 29.6% (19.7% of Total Investments)
1,680	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	N/R	1,793,904
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	4/17 at 100.00	N/R	1,506,331
3,370	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.500%, 10/01/23 – RAAI Insured	4/17 at 100.00	AA	3,379,672
21,255	California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	AAA	24,678,755
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2013G:
10,690	5.250%, 9/01/30	9/23 at 100.00	A+	12,541,401
18,135	5.250%, 9/01/32	9/23 at 100.00	A+	21,279,790
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F:
8,685	5.250%, 9/01/31	9/23 at 100.00	A+	10,196,798
1,450	5.250%, 9/01/33	9/23 at 100.00	A+	1,700,488
10,525	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A+	11,847,887
17,395	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	A+	19,602,426
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/30	3/23 at 100.00	A+	1,131,320
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Yuba City Courthouse, Series 2013D, 5.000%, 6/01/32	6/23 at 100.00	A+	1,127,290
11,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A+	12,873,134

50	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,260	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A+	$2,529,912
2,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012A, 5.000%, 4/01/33	4/22 at 100.00	A+	2,962,144
3,770	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012G, 5.000%, 11/01/37	11/22 at 100.00	A+	4,233,823
9,950	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	11,164,497
13,520	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2014E, 5.000%, 9/01/39	9/24 at 100.00	A+	15,219,329
5,365	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	4/17 at 101.00	A	5,432,975
4,250	Coronado Community Development Agency, California, Tax Allocation Bonds, Community Development Project, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	4/17 at 100.00	A+	4,263,600
1,595	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2003A, 5.375%, 9/01/25 – AMBAC Insured	4/17 at 100.00	A+	1,601,284
9,060	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/17 at 100.00	A	9,097,780
810	Fontana, California, Special Tax Bonds, Community Facilities District 2 Heritage Village, Refunding Series 1998A, 5.250%, 9/01/17 – NPFG Insured	3/17 at 100.00	AA–	830,145
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	1,089,710
86,320	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	95,336,986
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30	6/23 at 100.00	A+	1,131,070
9,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/29	11/25 at 100.00	A	9,634,860
	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A:
1,750	5.000%, 9/01/25 – SYNCORA GTY Insured	4/17 at 100.00	BBB	1,752,275
6,690	5.000%, 9/01/35 – SYNCORA GTY Insured	4/17 at 100.00	BBB	6,693,880
4,000	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured	2/23 at 100.00	AA	4,378,920
4,500	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	4,913,190
	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014A:
530	5.000%, 9/01/29	9/24 at 100.00	A–	600,532
1,900	5.000%, 9/01/30	9/24 at 100.00	A–	2,143,770
1,220	5.000%, 9/01/31	9/24 at 100.00	A–	1,371,597
1,955	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A, 5.000%, 9/01/43	9/25 at 100.00	BBB+	2,119,748
1,000	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,055,510
1,770	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/17 at 100.00	N/R	1,647,445
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	993,160
14,930	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	4/17 at 100.00	Aa3	14,977,626
	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A:
5,125	5.000%, 6/01/36	6/26 at 100.00	AAA	5,970,523
5,620	5.000%, 6/01/37	6/26 at 100.00	AAA	6,532,351

NUVEEN	51

NAC	Nuveen California Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,780	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	AA+	$2,073,771
9,045	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	8/22 at 100.00	AA	10,270,598
	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A:
1,625	6.750%, 9/01/26	9/21 at 100.00	A–	1,940,933
750	7.000%, 9/01/31	9/21 at 100.00	A–	897,645
1,900	Modesto, California, Special Tax Bonds, Community Facilities District 2004-1 Village One 2, Refunding Series 2014, 5.000%, 9/01/31	9/24 at 100.00	BBB–	2,094,655
5,720	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	AA–	5,810,719
	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011:
4,450	6.500%, 8/01/24	8/21 at 100.00	A	5,341,335
3,000	7.000%, 8/01/32	8/21 at 100.00	A	3,600,780
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009, 7.000%, 3/01/34	3/18 at 100.00	A+	1,056,850
	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010:
3,775	5.875%, 3/01/32	3/20 at 100.00	A+	4,223,923
1,500	6.000%, 3/01/36	3/20 at 100.00	A+	1,686,675
1,655	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	1,945,403
695	Ontario Redevelopment Financing Authority, California, Lease Revenue Bonds, Capital Projects, Series 2001, 5.250%, 8/01/18 – AMBAC Insured	4/17 at 100.00	AA–	697,752
29,800	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	AA–	35,807,381
605	Ontario, California, Special Tax Bonds, Community Facilities District 5, Freeway Interchange Project, Series 1997, 6.375%, 9/01/17	3/17 at 100.00	N/R	621,002
1,810	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	1,946,239
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
11,455	5.250%, 9/01/30	9/23 at 100.00	N/R	12,205,188
10,290	5.750%, 9/01/39	9/23 at 100.00	N/R	10,980,768
11,010	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	4/17 at 100.00	N/R	11,139,808
8,750	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/23 – AMBAC Insured	No Opt. Call	A+	7,348,688
3,250	Pomona Public Financing Authority, California, Revenue Refunding Bonds, Merged Redevelopment Projects, Series 2001AD, 5.000%, 2/01/27 – NPFG Insured	4/17 at 100.00	AA–	3,261,603
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
10,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	2,062,500
29,955	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	5,816,362
3,500	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/30	9/24 at 100.00	AA	3,979,220
	Redding Redevelopment Agency, California, Tax Allocation Bonds, Canby-Hilltop-Cypress Area Project, Series 2003A:
1,500	5.000%, 9/01/17 – NPFG Insured	5/17 at 100.00	AA–	1,505,565
1,500	5.000%, 9/01/20 – NPFG Insured	4/17 at 100.00	AA–	1,505,460
6,750	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	7,794,900
960	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	1,138,858

52	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,885	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2010A, 6.000%, 10/01/39	10/20 at 100.00	A	$3,293,718
	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake Hill Crest, Series 2012:
990	5.000%, 9/01/29	9/22 at 100.00	N/R	1,054,954
2,615	5.000%, 9/01/35	9/22 at 100.00	N/R	2,736,545
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013:
555	5.000%, 9/01/30	9/22 at 100.00	N/R	589,427
710	5.000%, 9/01/42	9/22 at 100.00	N/R	739,444
15	Riverside Public Financing Authority, California, Revenue Bonds, Multiple Project Loans, Series 1991A, 8.000%, 2/01/18	8/17 at 100.00	N/R	15,338
3,540	Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	AA–	3,596,144
2,645	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/17 at 100.00	N/R	2,662,166
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015:
385	5.000%, 9/01/31	9/25 at 100.00	N/R	416,863
575	5.000%, 9/01/37	9/25 at 100.00	N/R	610,581
4,000	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment District 2 Bonds, Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	AA	4,569,240
	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A:
6,310	5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A+	6,851,398
700	5.400%, 11/01/20 – NPFG Insured	No Opt. Call	AA–	756,343
4,250	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A, 0.000%, 12/01/31 – FGIC Insured	No Opt. Call	AA–	2,323,050
	San Buenaventura Redevelopment Agency, California, Merged Project Areas Tax Allocation Bonds, Series 2008:
1,000	7.750%, 8/01/28	4/17 at 102.00	A	1,025,560
1,325	8.000%, 8/01/38	4/17 at 102.00	A	1,358,774
630	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	664,971
6,500	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2016A, 5.000%, 4/01/35	4/26 at 100.00	AAA	7,578,220
2,135	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	2,415,945
	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2014A:
10,000	5.000%, 4/01/34	4/24 at 100.00	AAA	11,426,600
5,000	5.000%, 4/01/44	4/24 at 100.00	AAA	5,648,050
2,075	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	N/R	2,189,353
5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%, 8/01/41 – NPFG Insured	8/26 at 100.00	AA–	5,627,500
255	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	269,803
9,435	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	3/17 at 100.00	AA	9,471,136
2,750	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	3,020,490

NUVEEN	53

NAC	Nuveen California Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D:
$695	5.000%, 8/01/19 – AMBAC Insured	8/17 at 100.00	BBB+	$707,218
910	5.000%, 8/01/21 – AMBAC Insured	8/17 at 100.00	BBB+	925,943
3,860	5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	3,927,280
2,765	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 4.900%, 8/01/33 – FGIC Insured	4/17 at 100.00	AA–	2,804,401
700	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 4.440%, 8/01/17 – NPFG Insured	4/17 at 100.00	AA–	702,254
1,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A, 5.000%, 8/01/27 – NPFG Insured	4/17 at 100.00	AA–	1,003,640
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
3,300	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	3,357,816
6,635	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	6,750,648
1,825	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2008B, 6.250%, 8/01/20	8/18 at 100.00	BBB+	1,955,999
7,860	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	AA–	9,186,768
2,770	Santa Ana Community Redevelopment Agency, Orange County, California, Tax Allocation Refunding Bonds, South Main Street Redevelopment, Series 2003B, 5.000%, 9/01/19 – FGIC Insured	4/17 at 100.00	AA–	2,780,138
4,625	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 2003, 5.000%, 6/01/17 – NPFG Insured	12/16 at 100.00	AA–	4,674,673
990	Saugus/Hart School Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2016, 5.000%, 9/01/26	3/26 at 100.00	N/R	1,124,630
1,315	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	1,493,551
8,710	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds, Ladera Ranch, Refunding Series 2005A, 5.000%, 8/15/32 – AMBAC Insured	4/17 at 100.00	BBB+	8,732,298
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017:
2,090	5.500%, 9/01/27 (WI/DD, Settling 3/16/17)	No Opt. Call	N/R	2,094,326
1,455	5.750%, 9/01/32 (WI/DD, Settling 3/16/17)	9/27 at 100.00	N/R	1,443,171
5,560	6.250%, 9/01/47 (WI/DD, Settling 3/16/17)	9/27 at 100.00	N/R	5,584,353
2,475	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 7.000%, 8/01/39	8/21 at 100.00	BBB+	2,956,808
1,350	Temecula Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-1 Improvement Area 1, Series 2012, 5.000%, 9/01/33	9/22 at 100.00	N/R	1,418,864
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33	12/21 at 100.00	A+	1,207,420
6,870	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured	4/17 at 100.00	AA–	6,873,985
1,620	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,697,080
6,530	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	6,622,661
1,280	William S Hart School Financing Authority, California, Refunding Revenue Bonds, Series 2013, 5.000%, 9/01/34	9/23 at 100.00	A–	1,407,296
	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A:
865	6.000%, 9/01/26	9/21 at 100.00	A–	1,008,702
1,420	6.500%, 9/01/32	9/21 at 100.00	A–	1,669,352
635,815	Total Tax Obligation/Limited			657,115,307

54	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 12.3% (8.2% of Total Investments)
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B:
$6,990	5.000%, 10/01/34	10/26 at 100.00	BBB+	$7,777,563
5,445	5.000%, 10/01/36	10/26 at 100.00	BBB+	6,025,927
1,715	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2012F-1, 5.000%, 4/01/30	4/22 at 100.00	AA	1,961,103
5,705	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48	4/23 at 100.00	AA–	6,472,380
20,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	24,685,133
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
45,735	5.750%, 1/15/46	1/24 at 100.00	BBB–	52,268,244
45,725	6.000%, 1/15/53	1/24 at 100.00	BBB–	52,233,039
1,200	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	1,366,968
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D:
2,600	5.000%, 5/15/31 (Alternative Minimum Tax)	5/25 at 100.00	AA	2,967,848
11,420	5.000%, 5/15/33 (Alternative Minimum Tax)	5/25 at 100.00	AA	12,920,360
3,000	5.000%, 5/15/36 (Alternative Minimum Tax)	5/25 at 100.00	AA	3,355,020
11,335	5.000%, 5/15/41 (Alternative Minimum Tax)	5/25 at 100.00	AA	12,616,082
2,500	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016A, 5.000%, 5/15/35 (Alternative Minimum Tax)	5/26 at 100.00	AA–	2,805,600
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016B:
1,100	5.000%, 5/15/30 (Alternative Minimum Tax)	5/26 at 100.00	AA–	1,263,746
3,335	5.000%, 5/15/46 (Alternative Minimum Tax)	5/26 at 100.00	AA–	3,692,679
1,250	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Series 2010D, 5.000%, 5/15/40 (UB) (5)	5/20 at 100.00	AA	1,379,313
5,000	Los Angeles Harbors Department, California, Revenue Bonds, Refunding Series 2014B, 5.000%, 8/01/44	8/24 at 100.00	AA	5,632,700
	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C:
1,160	5.000%, 8/01/34	8/24 at 100.00	AA	1,321,646
1,575	5.000%, 8/01/35	8/24 at 100.00	AA	1,788,854
1,865	5.000%, 8/01/36	8/24 at 100.00	AA	2,112,914
6,610	5.000%, 8/01/44	8/24 at 100.00	AA	7,446,429
120	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.450%, 7/01/20 (Alternative Minimum Tax)	4/17 at 100.00	N/R	120,079
	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P:
4,895	5.000%, 5/01/29 (Alternative Minimum Tax)	5/22 at 100.00	A+	5,449,408
7,340	5.000%, 5/01/31 (Alternative Minimum Tax)	5/22 at 100.00	A+	8,090,295
1,000	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	1,122,430
735	Sacramento Regional Transit District, California, Farebox Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/42	9/20 at 100.00	A–	803,414
9,550	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior Series 2013B, 5.000%, 7/01/43 (Alternative Minimum Tax)	7/23 at 100.00	A+	10,346,661
22,930	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	A+	25,934,977
4,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2014B, 5.000%, 5/01/44	5/24 at 100.00	A+	4,994,100
2,465	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 2000A, 6.125%, 1/01/27 – AGM Insured (Alternative Minimum Tax)	4/17 at 100.00	AA	2,476,364

NUVEEN	55

NAC	Nuveen California Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$1,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Parking & Capital Projects, Series 2004, 5.250%, 9/01/34 – FGIC Insured	4/17 at 100.00	AA–	$1,485,270
241,025	Total Transportation			272,916,546
	U.S. Guaranteed – 18.3% (12.1% of Total Investments) (7)
3,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.250%, 3/01/36 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (7)	3,633,900
6,970	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 12.428%, 4/01/39 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (7)	8,554,560
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Refunding Series 2002X:
10	5.500%, 12/01/17 – FGIC Insured (ETM)	No Opt. Call	AAA	10,367
210	5.500%, 12/01/17 – NPFG Insured (ETM)	No Opt. Call	Aa1 (7)	217,684
10,000	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33 (Pre-refunded 10/01/17) (UB)	10/17 at 100.00	Aa1 (7)	10,228,100
2,470	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 11B, 16.131%, 10/01/38 (Pre-refunded 10/01/18) (IF) (5)	10/18 at 100.00	Aa1 (7)	3,126,526
5,360	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/23 – AGM Insured (ETM)	No Opt. Call	Aaa	6,410,185
2,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (7)	2,361,740
50	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, North County Recycling Center, Series 1991A, 6.750%, 7/01/17 (ETM)	5/17 at 100.00	Aaa	50,823
24,180	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 2016-XG0003, 8.705%, 3/01/33 (Pre-refunded 3/01/18) (IF) (5)	3/18 at 100.00	Aaa	26,241,103
6,860	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	Aaa	7,823,487
1,605	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 (Pre-refunded 5/23/18) – AGC Insured	5/18 at 100.00	AA (7)	1,682,393
8,783	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Tender Option Bond Trust 2016-XG0041, 17.332%, 7/01/47 (Pre-refunded 7/01/18) – AGM Insured (IF)	7/18 at 100.00	AA (7)	10,874,408
17,020	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (7)	17,311,042
4,500	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Insured Series 2008K, 5.500%, 7/01/41 (Pre-refunded 7/01/17) – AGC Insured	7/17 at 100.00	AA (7)	4,575,240
2,010	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (7)	2,284,023
3,860	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (7)	4,115,493
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2003A:
200	5.000%, 8/15/38 (Pre-refunded 8/15/17) – AMBAC Insured	8/17 at 100.00	AA– (7)	204,038
17,470	5.000%, 8/15/38 (Pre-refunded 8/15/17) – AMBAC Insured (UB) (5)	8/17 at 100.00	AA– (7)	17,822,719
2,905	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2009A, 7.000%, 10/01/36 (Pre-refunded 10/01/19)	10/19 at 100.00	A– (7)	3,346,938
5,425	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/31 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	AA+ (7)	5,749,307
13,765	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	15,699,258
1,600	Eastern Municipal Water District, California, Water and Sewerage System Revenue Certificates of Participation, Tender Option Bond Trust 2015-XF0072, 13.362%, 7/01/35 (Pre-refunded 7/01/18) (IF)	7/18 at 100.00	AAA	2,183,408

56	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
$3,640	5.000%, 5/01/23 (Pre-refunded 5/01/17) – AMBAC Insured	5/17 at 100.00	A– (7)	$3,653,905
2,435	5.000%, 5/01/24 (Pre-refunded 5/01/17) – AMBAC Insured	5/17 at 100.00	A– (7)	2,443,157
2,075	5.000%, 5/01/25 (Pre-refunded 5/01/17) – AMBAC Insured	5/17 at 100.00	A– (7)	2,080,852
	Irvine Unified School District Financing Authority, Orange County, California, Special Tax Bonds, Group II, Series 2006A:
1,210	5.000%, 9/01/26 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (7)	1,284,584
2,755	5.125%, 9/01/36 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (7)	2,929,970
2,000	Lindsay Redevelopment Agency, California, Tax Allocation Bonds, Project 1, Series 2007, 5.000%, 8/01/37 (Pre-refunded 8/01/17) – RAAI Insured	8/17 at 100.00	N/R (7)	2,037,320
18,620	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB (7)	19,671,658
4,705	Madera Irrigation District. California, Water Revenue Bonds, Refunding Series 2008, 5.500%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A (7)	4,893,341
7,500	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	9,079,950
3,380	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 2016-XG0022, 16.249%, 2/01/35 (Pre-refunded 2/01/19) (IF)	2/19 at 100.00	AAA	4,433,242
1,510	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 3020, 16.233%, 2/01/35 (Pre-refunded 2/01/19) (IF) (5)	2/19 at 100.00	AAA	1,980,516
5,840	Orange County Water District, California, Revenue Certificates of Participation, Series 1999A, 5.375%, 8/15/29 (ETM)	No Opt. Call	N/R (7)	7,307,709
905	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 (Pre-refunded 8/15/32) – NPFG Insured	8/32 at 100.00	AAA	1,119,078
11,165	Palm Desert Financing Authority, California, Tax Allocation Revenue Bonds, Project Area 1, Refunding Series 2002, 5.100%, 4/01/30 (Pre-refunded 4/01/17) – NPFG Insured	4/17 at 100.00	AA– (7)	11,211,558
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
12,000	6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	Ba1 (7)	13,731,720
7,885	6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	Ba1 (7)	9,047,643
1,265	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 5.000%, 8/01/32 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	AA– (7)	1,288,656
20,340	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BB+ (7)	22,068,085
2,475	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	Aaa	2,978,687
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 (ETM)	No Opt. Call	C (7)	2,543,080
5,335	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A– (7)	6,361,721
1,460	Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured (ETM)	8/17 at 100.00	AA– (7)	1,479,038
445	Sacramento Regional Transit District, California, Farebox Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/42 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (7)	503,135
6,500	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	Aaa	7,529,795
	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A:
11,320	5.250%, 5/15/25 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+ (7)	12,793,638
11,000	5.250%, 5/15/26 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+ (7)	12,431,980
12,000	5.250%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+ (7)	13,562,160
7,170	5.250%, 5/15/28 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+ (7)	8,103,391

NUVEEN	57

NAC	Nuveen California Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$2,000	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A– (7)	$2,263,800
780	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (7)	943,527
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
785	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (7)	956,727
980	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (7)	1,194,385
1,850	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 2015-XF0048, 16.197%, 8/01/40 (Pre-refunded 08/01/19) (IF)	8/19 at 100.00	AAA	2,491,284
4,770	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (7)	4,933,850
220	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	255,352
5,500	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 (Pre-refunded 8/01/17) – AMBAC Insured	8/17 at 100.00	A+ (7)	5,619,625
	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 2003:
2,695	5.000%, 6/01/20 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (7)	2,725,696
1,500	5.000%, 6/01/21 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (7)	1,517,085
2,840	5.000%, 6/01/23 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (7)	2,872,348
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006:
5,775	5.450%, 9/01/26 (Pre-refunded 3/16/17)	3/17 at 100.00	N/R (7)	5,518,937
3,245	5.500%, 9/01/36 (Pre-refunded 3/16/17)	3/17 at 100.00	N/R (7)	3,017,655
2,600	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38 (Pre-refunded 5/15/17)	5/17 at 101.00	Aaa	2,650,518
1,200	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39 (Pre-refunded 3/01/21)	3/21 at 100.00	A– (7)	1,488,264
4,000	West Basin Municipal Water District, California, Certificates of Participation, Refunding Series 2008B, 5.000%, 8/01/28 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA (7)	4,238,520
	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009:
12,500	6.250%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	A2 (7)	14,218,125
5,000	5.750%, 11/01/45 (Pre-refunded 11/01/19)	11/19 at 100.00	A2 (7)	5,621,450
367,428	Total U.S. Guaranteed			405,583,459
	Utilities – 4.6% (3.1% of Total Investments)
5,340	California Statewide Communities Development Authority, Certificates of Participation, Rio Bravo Fresno Project, Refunding Series 1999A, 6.500%, 12/01/18	4/17 at 100.00	N/R	5,320,456
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
14,140	5.000%, 11/15/35	No Opt. Call	A	16,334,952
7,610	5.500%, 11/15/37	No Opt. Call	A	9,378,184
33,735	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	Aa2	38,251,778
4,865	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2013B, 5.000%, 7/01/28	7/23 at 100.00	Aa2	5,667,093
4,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B, 5.000%, 7/01/43	1/24 at 100.00	Aa2	4,504,520
6,150	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	Aa2	7,092,057
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 2015-XF2047, 16.229%, 7/01/43 (IF) (5)	7/22 at 100.00	Aa2	4,606,680

58	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$2,500	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Tender Option Bond Trust 2016-XG0060, 16.242%, 8/15/41 (IF) (5)	8/23 at 100.00	AA–	$3,685,800
	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A:
1,565	5.000%, 7/01/35	7/24 at 100.00	AA–	1,776,432
1,500	5.000%, 7/01/38	7/24 at 100.00	AA–	1,691,040
4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	A	4,637,160
88,405	Total Utilities			102,946,152
	Water and Sewer – 12.0% (8.0% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A:
2,000	5.000%, 10/01/27	4/23 at 100.00	AA–	2,321,920
6,010	5.000%, 10/01/29	4/23 at 100.00	AA–	6,904,288
4,250	5.000%, 10/01/30	4/23 at 100.00	AA–	4,850,695
7,000	5.000%, 10/01/34	4/23 at 100.00	AA–	7,856,800
810	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Refunding Series 2002X, 5.500%, 12/01/17 – NPFG Insured	No Opt. Call	AAA	839,816
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
3,925	5.000%, 7/01/37 (Alternative Minimum Tax)	7/22 at 100.00	Baa3	4,076,505
65,500	5.000%, 11/21/45 (Alternative Minimum Tax)	7/22 at 100.00	Baa3	68,091,834
175	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	4/17 at 100.00	AA	175,677
385	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 – AGM Insured	4/17 at 100.00	AA	386,475
2,500	Central Basin Municipal Water District, California, Certificates of Participation, Tender Option Bond Trust 2016-XG 0038, 15.869%, 8/01/39 – AGC Insured (IF) (5)	2/20 at 100.00	AA	3,358,900
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A:
7,000	5.000%, 6/01/31	6/25 at 100.00	AAA	8,252,440
10,500	5.000%, 6/01/32	6/25 at 100.00	AAA	12,310,515
10,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44	6/24 at 100.00	AAA	11,428,500
4,950	East Valley Water District Financing Authority, California, Refunding Revenue Bonds, Series 2010, 5.000%, 10/01/40	10/20 at 100.00	AA–	5,449,406
2,405	Eastern Municipal Water District, California, Water and Wastewater Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/42	7/26 at 100.00	AA+	2,760,459
4,265	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	4,808,318
1,875	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	4/17 at 100.00	AA	1,881,206
2,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.000%, 7/01/41	1/21 at 100.00	AA+	2,224,680
2,355	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2012B, 5.000%, 7/01/37	7/22 at 100.00	AA+	2,657,688
24,070	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA+	27,287,917
1,570	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 6/01/32	6/25 at 100.00	AA+	1,824,277

NUVEEN	59

NAC	Nuveen California Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A:
$1,245	5.000%, 6/01/34	6/23 at 100.00	AA	$1,404,995
6,840	5.000%, 6/01/35	6/23 at 100.00	AA	7,744,248
1,830	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 2016-XL0015, 16.320%, 7/01/35 (IF) (5)	7/19 at 100.00	AAA	2,479,284
3,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	4/17 at 100.00	N/R	3,509,205
2,525	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Crossover Refunding Series 2001, 5.500%, 12/01/20 – AMBAC Insured	No Opt. Call	AA	2,921,072
3,000	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33	6/24 at 100.00	AA	3,445,530
5,825	Sacramento, California, Wastewater Revenue Bonds, Series 2013, 5.000%, 9/01/42	9/23 at 100.00	AA	6,523,767
	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B:
7,000	5.000%, 8/01/30	8/26 at 100.00	Aa3	8,330,630
4,000	5.000%, 8/01/37	8/26 at 100.00	Aa3	4,602,840
	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Refunding Series 2016A:
4,385	5.000%, 11/01/31	11/26 at 100.00	AA–	5,230,296
6,470	5.000%, 11/01/32	11/26 at 100.00	AA–	7,668,826
5,000	5.000%, 11/01/33	11/26 at 100.00	AA–	5,893,950
3,620	5.000%, 11/01/34	11/26 at 100.00	AA–	4,247,165
5,580	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/41 (UB)	11/21 at 100.00	AA–	6,316,727
	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Tender Option Bond Trust 2015-XF0226:
750	16.324%, 11/01/28 (IF)	11/21 at 100.00	AA–	1,227,180
750	16.223%, 11/01/43 (IF)	5/22 at 100.00	AA–	1,141,980
7,500	Santa Clara Valley Water District, California, Water System Revenue Bonds, Refunding Series 2016A, 5.000%, 6/01/46	12/25 at 100.00	Aa1	8,603,925
	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series 2015:
3,000	5.000%, 8/01/40	8/25 at 100.00	AA	3,431,670
1,600	5.000%, 8/01/45	8/25 at 100.00	AA	1,823,856
237,965	Total Water and Sewer			266,295,462
$3,288,773	Total Long-Term Investments (cost $3,030,466,705)			3,315,594,466

60	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.2% (0.8% of Total Investments)
	MUNICIPAL BONDS – 1.2% (0.8% of Total Investments)
	Water and Sewer – 1.2% (0.8% of Total Investments)
$23,430	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.250%, 7/01/39 (UB) (8)	1/21 at 100.00	AA+	$26,566,106
	Total Short-Term Investments (cost $25,350,646)			26,566,106
	Total Investments (cost $3,055,817,351) – 150.4%			3,342,160,572
	Floating Rate Obligations – (2.1)%			(45,725,000)
	Borrowings – (0.1)% (9)			(2,000,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (6.5)% (10)			(144,876,973)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (42.9)% (11)			(953,560,371)
	Other Assets Less Liabilities – 1.2%			25,596,320
	Net Assets Applicable to Common Shares – 100%			$2,221,594,548

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the lowest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(7)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(8)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	Borrowings as a percentage of Total Investments is 0.1%.
(10)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 4.3%.
(11)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 28.5%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	61

Statement of
	Assets and Liabilities	February 28, 2017

	NCA		NCB		NKX	NAC
Assets
Long-term investments, at value (cost $264,118,581, $45,989,334, $1,048,564,142 and $3,030,466,705, respectively)	$287,282,067		$51,872,450		$1,150,534,037	$3,315,594,466
Short-term investments, at value (cost $—, $—, $— and $25,350,646, respectively)	—		—		—	26,566,106
Cash	—		1,502,887		—	—
Receivable for:
Interest	2,846,351		569,765		13,718,361	42,329,700
Investments sold	1,298,278		5,000		6,275,524	4,010,000
Other assets	31,512		425		412,678	1,241,492
Total assets	291,458,208		53,950,527		1,170,940,600	3,389,741,764
Liabilities
Borrowings	—		—		—	2,000,000
Cash overdraft	4,757,564		—		1,508,880	686,075
Floating rate obligations	—		—		—	45,725,000
Payable for:
Dividends	891,742		190,336		2,978,852	9,587,735
Interest	—		—		—	185,678
Investments purchased	98,489		98,489		3,170,000	9,083,015
Offering costs	—		—		14,025	—
Institutional MuniFund Term Preferred ("iMTP") Shares, net of deferred offering costs (liquidation preference $—, $—, $36,000,000 and $—, respectively)	—		—		35,779,570	—
Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of deferred offering costs (liquidation preference $—, $—, $—, and $145,000,000, respectively)	—		—		—	144,876,973
Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs (liquidation preference $—, $—, $396,600,000, and $957,600,000, respectively)	—		—		394,024,180	953,560,371
Accrued expenses:
Management fees	117,421		25,287		536,084	1,493,277
Directors/Trustees fees	33,868		598		116,734	472,082
Professional fees	24,704		23,546		32,283	48,797
Other	43,677		11,423		131,261	428,213
Total liabilities	5,967,465		349,679		438,291,869	1,168,147,216
Net assets applicable to common shares	$285,490,743		$53,600,848		$732,648,731	$2,221,594,548
Common shares outstanding	27,871,359		3,292,668		47,735,729	145,105,059
Net asset value ("NAV") per common share outstanding	$10.24		$16.28		$15.35	$15.31
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$278,714		$32,927		$477,357	$1,451,051
Paid-in surplus	264,526,849		47,050,540		640,604,676	1,973,671,975
Undistributed (Over-distribution of) net investment income	6,343		644,750		700,459	1,208,716
Accumulated net realized gain (loss)	(2,484,649)		(10,485)		(11,103,656)	(41,080,415)
Net unrealized appreciation (depreciation)	23,163,486		5,883,116		101,969,895	286,343,221
Net assets applicable to common shares	$285,490,743		$53,600,848		$732,648,731	$2,221,594,548
Authorized shares:
Common	250,000,000		Unlimited		Unlimited	Unlimited
Preferred	N/	A	N/	A	Unlimited	Unlimited
N/A – Fund is not authorized to issue Preferred shares.
See accompanying notes to financial statements.

62	NUVEEN

Statement of
	Operations	Year Ended February 28, 2017

	NCA	NCB	NKX	NAC
Investment Income	$13,335,322	$2,955,870	$50,317,139	$127,660,143
Expenses
Management fees	1,458,197	348,261	7,026,493	16,699,944
Interest expense and amortization of offering costs	26,071	—	2,883,853	7,643,207
Liquidity fees	—	—	3,038,646	6,535,743
Remarketing fees	—	—	366,816	791,017
Custodian fees	39,204	15,602	124,211	268,937
Directors/Trustees fees	8,260	1,642	33,121	79,503
Professional fees	38,447	26,377	293,760	511,133
Shareholder reporting expenses	34,515	11,117	54,966	119,302
Shareholder servicing agent fees	19,480	198	16,555	67,153
Stock exchange listing fees	13,434	746	17,810	34,460
Investor relations expenses	19,572	1,731	100,027	205,289
Reorganization expenses	—	—	—	498,493
Other	39,373	12,959	173,036	347,203
Total expenses	1,696,553	418,633	14,129,294	33,801,384
Net investment income (loss)	11,638,769	2,537,237	36,187,845	93,858,759
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(535,868)	323,661	(11,055,503)	(28,031,598)
Change in net unrealized appreciation (depreciation) of investments	(8,336,732)	(2,729,459)	(22,846,312)	(74,873,407)
Net realized and unrealized gain (loss)	(8,872,600)	(2,405,798)	(33,901,815)	(102,905,005)
Net increase (decrease) in net assets applicable to common shares from operations	$2,766,169	$131,439	$2,286,030	$(9,046,246)
See accompanying notes to financial statements.

NUVEEN	63

Statement of
Changes in Net Assets

	NCA		NCB
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/17	2/29/16	2/28/17	2/29/16
Operations
Net investment income (loss)	$11,638,769	$11,723,179	$2,537,237	$2,707,331
Net realized gain (loss) from investments	(535,868)	(136,942)	323,661	439,298
Change in net unrealized appreciation (depreciation) of investments	(8,336,732)	1,023,386	(2,729,459)	(590,186)
Net increase (decrease) in net assets applicable to common shares from operations	2,766,169	12,609,623	131,439	2,556,443
Distributions to Common Shareholders
From net investment income	(12,200,503)	(12,188,914)	(2,605,187)	(2,659,984)
From accumulated net realized gains	—	—	(671,947)	(765,094)
Decrease in net assets applicable to common shares from distributions to common shareholders	(12,200,503)	(12,188,914)	(3,277,134)	(3,425,078)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	—	—	—	—
Proceeds from shelf offering, net of offering costs	14,620,324	11,081,737	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	424,261	328,525	73,065	9,662
Net increase (decrease) in net assets applicable to common shares from capital share transactions	15,044,585	11,410,262	73,065	9,662
Net increase (decrease) in net assets applicable to common shares	5,610,251	11,830,971	(3,072,630)	(858,973)
Net assets applicable to common shares at the beginning of period	279,880,492	268,049,521	56,673,478	57,532,451
Net assets applicable to common shares at the end of period	$285,490,743	$279,880,492	$53,600,848	$56,673,478
Undistributed (Over-distribution of) net investment income at the end of period	$6,343	$568,478	$644,750	$751,985
See accompanying notes to financial statements.

64	NUVEEN

	NKX		NAC
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/17	2/29/16	2/28/17	2/29/16
Operations
Net investment income (loss)	$36,187,845	$39,277,932	$93,858,759	$94,833,177
Net realized gain (loss) from investments	(11,055,503)	6,736,377	(28,031,598)	14,266,694
Change in net unrealized appreciation (depreciation) of investments	(22,846,312)	6,110,249	(74,873,407)	1,798,438
Net increase (decrease) in net assets applicable to common shares from operations	2,286,030	52,124,558	(9,046,246)	110,898,309
Distributions to Common Shareholders
From net investment income	(39,733,964)	(41,444,335)	(103,779,084)	(99,781,005)
From accumulated net realized gains	(1,828,278)	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(41,562,242)	(41,444,335)	(103,779,084)	(99,781,005)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	—	—	600,903,986	—
Proceeds from shelf offering, net of offering costs	—	—	7,881,993	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	458,654	—	888,329	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	458,654	—	609,674,308	—
Net increase (decrease) in net assets applicable to common shares	(38,817,558)	10,680,223	496,848,978	11,117,304
Net assets applicable to common shares at the beginning of period	771,466,289	760,786,066	1,724,745,570	1,713,628,266
Net assets applicable to common shares at the end of period	$732,648,731	$771,466,289	$2,221,594,548	$1,724,745,570
Undistributed (Over-distribution of) net investment income at the end of period	$700,459	$4,026,162	$1,208,716	$9,020,920
See accompanying notes to financial statements.

NUVEEN	65

Statement of
	Cash Flows	Year Ended February 28, 2017

	NKX	NAC
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$2,286,030	$(9,046,246)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(389,205,422)	(823,892,461)
Proceeds from sales and maturities of investments	284,465,697	650,755,317
Proceeds from (Purchases of) short-term investments, net	—	404,470
Taxes paid	(15,822)	(540)
Amortization (Accretion) of premiums and discounts, net	84,731	4,645,336
Amortization of deferred offering costs	265,623	124,262
(Increase) Decrease in:
Receivable for interest	(902,160)	385,350
Receivable for investments sold	8,116,610	38,625,263
Other assets	(81,938)	(140,935)
Increase (Decrease) in:
Payable for interest	—	185,678
Payable for investments purchased	3,170,000	9,083,015
Payable for offering costs	14,025	—
Accrued management fees	4,886	315,316
Accrued Directors/Trustees fees	12,100	142,676
Accrued professional fees	(1,251)	5,425
Accrued other expenses	39,162	(628,401)
Net realized (gain) loss from investments	11,055,503	28,031,598
Change in net unrealized (appreciation) depreciation of investments	22,846,312	74,873,407
Net cash provided by (used in) operating activities	(57,845,914)	(26,131,470)
Cash Flows from Financing Activities:
Proceeds from borrowings	—	99,395,809
Repayments of borrowings	—	(97,395,809)
Proceeds from VRDP Shares issued, at liquidation preference	105,000,000	—
Proceeds from VMTP Shares issued, at liquidation preference	—	145,000,000
(Payments for) deferred offering costs	(435,000)	(145,000)
Increase (Decrease) in:
Cash overdraft	(4,916,062)	(6,161,539)
Floating rate obligations	(390,000)	(35,765,000)
Cash distributions paid to common shareholders	(41,413,024)	(101,091,738)
Proceeds from shelf offering, net of offering costs	—	7,881,993
Net cash provided by (used in) financing activities	57,845,914	11,718,716
Net Increase (Decrease) in Cash	—	(14,412,754)
Cash at the beginning of period	—	—
Cash acquired in connection with the Reorganizations	—	14,412,754
Cash at the end of period	$—	$—
Supplemental Disclosures of Cash Flow Information(1)	NKX	NAC
Cash paid for interest (excluding amortization of offering costs)	$2,618,229	$7,270,854
Non-cash financing activities not included herein consists of reinvestments of common share distributions	458,654	888,329

(1)
See Notes to Financial Statements, Note 1 — General Information and Significant Accounting Policies, Fund Reorganizations for more information of the non-cash activities related to NAC Reorganizations.

See accompanying notes to financial statements.

66	NUVEEN

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NUVEEN	67

Financial
Highlights
Selected data for a common share outstanding throughout each period:

	Investment Operations				Less Distributions to Common Shareholders			Common Share
								Premium
			Net			From		per
	Beginning	Net	Realized/		From	Accumu-		Share
	Common	Investment	Unrealized		Net	lated Net		Sold through		Ending
	Share	Income	Gain		Investment	Realized		Shelf	Ending	Share
	NAV	(Loss)	(Loss)	Total	Income	Gains	Total	Offering	NAV	Price
NCA
Year Ended 2/28–2/29:
2017	$10.56	$0.42	$(0.32)	$0.10	$(0.44)	$—	$(0.44)	$0.02	$10.24	$10.21
2016	10.54	0.45	0.03	0.48	(0.47)	—	(0.47)	0.01	10.56	10.79
2015	10.03	0.46	0.51	0.97	(0.47)	—	(0.47)	0.01	10.54	10.64
2014	10.45	0.47	(0.42)	0.05	(0.47)	—	(0.47)	—	10.03	9.57
2013	10.08	0.47	0.37	0.84	(0.47)	—	(0.47)	—	10.45	10.45

NCB
Year Ended 2/28–2/29:
2017	17.23	0.77	(0.73)	0.04	(0.79)	(0.20)	(0.99)	—	16.28	16.70
2016	17.50	0.82	(0.05)	0.77	(0.81)	(0.23)	(1.04)	—	17.23	17.70
2015	16.80	0.84	0.76	1.60	(0.79)	(0.11)	(0.90)	—	17.50	16.68
2014	17.57	0.83	(0.82)	0.01	(0.78)	—	(0.78)	—	16.80	15.53
2013	16.66	0.83	0.89	1.72	(0.80)	(0.01)	(0.81)	—	17.57	16.86

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

68	NUVEEN

				Common Share Supplemental Data/
				Ratios Applicable to Common Shares
Common Share
Total Returns				Ratios to Average Net Assets

		Based	Ending
Based		on	Net			Net		Portfolio
on		Share	Assets			Investment		Turnover
NAV	(a)	Price (a)	(000)	Expenses	(b)	Income (Loss)		Rate	(d)

1.12%		(1.32)%	$285,491	0.58%		4.00%		25%
4.81		6.08	279,880	0.64		4.35		10
9.91		16.36	268,050	0.64	(c)	4.41	(c)	13
0.62		(3.80)	253,639	0.62		4.73		20
8.48		7.99	264,094	0.64		4.55		16

0.25		0.10	53,601	0.74		4.52		23
4.57		12.91	56,673	0.74		4.78		8
9.68		13.41	57,532	0.75		4.84		7
0.22		(3.08)	55,236	0.76		5.00		12
10.54		8.39	57,769	0.74		4.81		7

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NCA
Year Ended 2/28–2/29:
2017	0.01%
2016	0.01
2015	0.01
2014	0.01
2013	0.01

NCB
Year Ended 2/28–2/29:
2017	—%
2016	—
2015	—
2014	—
2013	—

(c)
During the fiscal year ended February 28, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. As a result the expenses and net investment income (loss) ratios to average net assets applicable to common shares reflect the voluntary expense reimbursement from Adviser. The expenses and net investment income (loss) ratios to average net assets applicable to common shares excluding this expense reimbursement from Adviser are as follows:

	Ratio to Average Net Assets
		Net Investment
NCA	Expenses	Income (Loss	)
Year Ended 2/28-2/29:
2015	0.67%	4.38%

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	69

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders			Common Share
								Premium
						From		per
			Net			Accumu-		Share
	Beginning	Net	Realized/		From	lated		Sold
	Common	Investment	Unrealized		Net	Net		through			Ending
	Share	Income	Gain		Investment	Realized		Shelf		Ending	Share
	NAV	(Loss)	(Loss)	Total	Income	Gains	Total	Offering		NAV	Price
NKX
Year Ended 2/28-2/29:
2017	$16.17	$0.76	$(0.71)	$0.05	$(0.83)	$(0.04)	$(0.87)	$—		$15.35	$14.62
2016	15.95	0.82	0.27	1.09	(0.87)	—	(0.87)	—		16.17	15.63
2015	14.50	0.85	1.45	2.30	(0.85)	—	(0.85)	—		15.95	14.67
2014	15.57	0.84	(1.06)	(0.22)	(0.84)	(0.01)	(0.85)	—		14.50	13.25
2013	14.73	0.77	0.97	1.74	(0.88)	(0.02)	(0.90)	—		15.57	15.12

NAC
Year Ended 2/28-2/29:
2017	16.06	0.78	(0.66)	0.12	(0.87)	—	(0.87)	—	*	15.31	14.55
2016	15.96	0.88	0.15	1.03	(0.93)	—	(0.93)	—		16.06	15.84
2015	14.68	0.87	1.34	2.21	(0.93)	—	(0.93)	—		15.96	15.34
2014	15.90	0.84	(1.17)	(0.33)	(0.89)	—	(0.89)	—		14.68	14.07
2013	14.87	0.84	1.11	1.95	(0.92)	—	(0.92)	—		15.90	15.81

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

70	NUVEEN

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(c)

	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV (a)	Price (a)	(000)	Expenses	(b)	Income (Loss)		Rate	(e)

0.21%	(1.10)%	$732,649	1.83%		4.70%		25%
7.09	12.93	771,466	1.48		5.22		20
16.16	17.55	760,786	1.62	(d)	5.53	(d)	13
(1.10)	(6.39)	606,852	1.64		5.93		32
12.08	6.53	651,402	1.64		5.48		20

0.63	(2.89)	2,221,595	1.77		4.93		23
6.73	9.79	1,724,746	1.42		5.62		15
15.39	16.21	1,713,628	1.50	(d)	5.97	(d)	9
(1.81)	(4.95)	345,463	1.86		5.79		25
13.39	10.80	374,096	1.60		5.44		12

(b)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NKX
Year Ended 2/28-2/29:
2017	0.82%
2016	0.48
2015	0.57
2014	0.62
2013	0.59

NAC
Year Ended 2/28-2/29:
2017	0.79%
2016	0.48
2015	0.50
2014	0.61
2013	0.61

(c)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(d)
During the fiscal year ended February 28, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. The expenses and net investment income (loss) ratios to average net assets applicable to common shares excluding this expense reimbursement from Adviser are as follows:

	Ratio to Average Net Assets
		Net Investment
NKX	Expenses	Income (Loss	)
Year Ended 2/28-2/29:
2015	1.63%	5.51%

	Ratio to Average Net Assets
		Net Investment
NAC	Expenses	Income (Loss	)
Year Ended 2/28-2/29:
2015	1.53%	5.95%

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	71

Financial Highlights (continued)

							VMTP, iMTP and/or
	VMTP Shares at the		iMTP Shares		VRDP Shares		VRDP Shares at
	End of the Period		at the End of Period		at the End of Period		the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Asset Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $100,000	Outstanding	Per $5,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	Preference
NKX
Year Ended 2/28-2/29:
2017	$—	$—	$36,000	$13,468	$396,600	$269,359	$2.69
2016	—	—	36,000	16,775	291,600	335,490	3.35
2015(a)	—	—	36,000	16,612	291,600	332,230	3.32
2014	—	—	—	—	291,600	308,111	—
2013	—	—	—	—	291,600	323,389	—

NAC
Year Ended 2/28-2/29:
2017	145,000	301,487	—	—	957,600	301,487	3.01
2016	—	—	—	—	699,600	346,533	—
2015	—	—	—	—	699,600	344,944	—
2014	—	—	—	—	136,200	353,644	—
2013	—	—	—	—	136,200	374,666	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2015
NKX
Series 2015 (NKX PRC)
Ending Market Value per Share	$—
Average Market Value per Share	10.03	Ω

Ω	For the period June 9, 2014 (effective date of the Reorganizations) through December 29, 2014.
See accompanying notes to financial statements.

72	NUVEEN

Notes to Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
 The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•	Nuveen California Municipal Value Fund, Inc. (NCA)
•	Nuveen California Municipal Value Fund 2 (NCB)
•	Nuveen California AMT-Free Quality Municipal Income Fund (NKX)
•	Nuveen California Quality Municipal Income Fund (NAC)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Common shares of NCA, NCB, NKX and NAC are traded on the NYSE (common shares of NCB were formerly traded on the NYSE MKT). NCA was incorporated under the state laws of Minnesota on July 15, 1987. NCB, NKX and NAC were organized as Massachusetts business trusts on January 26, 2009, July 29, 2002 and December 1, 1998, respectively.
The end of the reporting period for the Funds is February 28, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended February 28, 2017 (the "current fiscal period").
Effective November 7, 2016, in conjunction with the reorganizations, NAC changed its name from Nuveen California Dividend Advantage Municipal Fund.
Effective December 28, 2016, NKX changed its name from Nuveen California AMT-Free Municipal Income Fund.
Investment Adviser
 The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a subsidiary of Nuveen, LLC ("Nuveen"). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
 Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of NKX the alternative minimum tax ("AMT") applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.
Effective August 5, 2016, NKX changed its investment policy to require the Fund to invest 100% (previously 80%) of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in securities exempt from AMT. In addition, effective August 5, 2016, NCA and NAC have each added an investment policy to limit the amount of securities subject to AMT to no more than 20% of each Fund's managed assets.
Fund Reorganizations
 Effective prior to the opening of business on November 7, 2016, certain funds were reorganized into one, larger Fund included in this report (the "Reorganizations") as follows:

Target Funds	Acquiring Fund
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)	NAC
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

NUVEEN	73

Notes to Financial Statements (continued)
Upon the closing of the Reorganizations, the Target Funds transfered their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Funds. The Target Funds were then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds became shareholders of the Acquiring Fund. Holders of common shares of the Target Funds received newly issued common shares of the Acquiring Fund, the aggregate net asset value ("NAV") of which is equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). Holders of preferred shares of the Target Funds receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Target Funds held immediately prior to the Reorganizations. Details of the Reorganizations are further described in Note 9 – Fund Reorganizations.
Significant Accounting Policies
 Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
 Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	NCA	NCB	NKX	NAC
Outstanding when-issued/delayed delivery purchase commitments	$98,489	$98,489	$3,170,000	$9,083,015
Investment Income
 Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
 Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
 Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
 Under the Funds' organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Compensation
 The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

74	NUVEEN

Netting Agreements
 In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
 The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
 The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Funds' Board of Directors/Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

NUVEEN	75

Notes to Financial Statements (continued)
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

NCA	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$287,282,067	$—	$287,282,067
NCB
Long-Term Investments*:
Municipal Bonds	$—	$51,872,450	$—	$51,872,450
NKX
Long-Term Investments*:
Municipal Bonds	$—	$1,150,534,037	$—	$1,150,534,037
NAC
Long-Term Investments*:
Municipal Bonds	$—	$3,315,594,466	$—	$3,315,594,466
Short-Term Investments:
Municipal Bonds	—	26,566,106	—	26,566,106
Total	$—	$3,342,160,572	$—	$3,342,160,572

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
 Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters"), in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third

76	NUVEEN

parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NCA	NCB	NKX	NAC
Floating rate obligations: self-deposited Inverse Floaters	$—	$—	$—	$45,725,000
Floating rate obligations: externally-deposited Inverse Floaters	—	5,240,000	41,148,500	132,797,000
Total	$—	$5,240,000	$41,148,500	$178,522,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NCA	NCB	NKX	NAC
Average floating rate obligations outstanding	$2,417,534	$—	$34,192	$67,734,589
Average annual interest rate and fees	1.08%	—%	0.72%	1.09%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

NUVEEN	77

Notes to Financial Statements (continued)
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NCA	NCB	NKX	NAC
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$—	$—	$18,060,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	14,373,000	75,785,000
Total	$—	$—	$14,373,000	$93,845,000
Zero Coupon Securities
 A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
 In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
 In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to

78	NUVEEN

pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Shares
Common Shares Equity Shelf Programs and Offering Costs
 The following Funds have each filed a registration statement with the Securities and Exchange Commission ("SEC") authorizing the Funds to issue additional common shares through one or more equity shelf programs ("Shelf Offering"), which became effective with the SEC during the current and/or prior fiscal period.
Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund's NAV per common share. In the event each Fund's Shelf Offering registration statement is no longer current, the Funds may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund's Shelf Offering during the Funds' current and/or prior fiscal period (unless otherwise noted), were as follows:

	NCA		NAC
	Year	Year	Year		Year
	Ended	Ended	Ended		Ended
	2/28/17	2/29/16	2/28/17	*	2/29/16
Additional authorized common shares	5,200,000	2,500,000	2,300,000		—
Common shares sold	1,332,400	1,043,028	470,780		—
Offering proceeds, net of offering costs	$14,620,324	$11,081,737	$7,881,993		—

*	Represents additional authorized shares for the period May 9, 2016 through February 28, 2017.
Costs incurred by the Funds in connection with their Shelf Offerings were recorded as a deferred charge and recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and recognized as a component of "Proceeds from shelf offering, net of offering costs" on the Statement of Changes in Net Assets. Any remaining deferred charges at the end of the one-year life of the Shelf Offering period will be expensed accordingly, as well as any additional Shelf Offering costs the Funds may incur. As Shelf Offering costs are expensed they are recognized as a component of "Other expenses" on the Statement of Operations.
During the current reporting period, NCA filed an initial registration statement with the SEC to issue an additional 2.7 million common shares through a Shelf Offering, which is not yet effective.
Common Share Transactions
 Transactions in common shares during the Funds' current and prior fiscal period, where applicable were as follows:

	NCA		NCB				NKX
	Year	Year	Year		Year		Year		Year
	Ended	Ended	Ended		Ended		Ended		Ended
	2/28/17	2/29/16	2/28/17		2/29/16		2/28/17		2/29/16
Common shares:
Sold through shelf offering	1,332,400	1,043,028	N/	A	N/	A	N/	A	N/	A
Issued to shareholders due to reinvestment of distributions	39,833	31,373	4,207		561		27,273		—
Weighted average common share:
Premium to NAV per shelf offering share sold	2.92%	2.21%	N/	A	N/	A	N/	A	N/	A

NUVEEN	79

Notes to Financial Statements (continued)

	NAC
	Year	Year
	Ended	Ended
	2/28/17	2/29/16
Common shares:
Issued in Reorganizations	37,197,283	—
Sold through shelf offering	470,780	—
Issued to shareholders due to reinvestment of distributions	53,219	—
Weighted average common share:
Premium to NAV per shelf offering share sold	1.19%	—
N/A – The Fund is not authorized to issue additional common shares through a shelf offering.
Preferred Shares
Institutional MuniFund Term Preferred Shares
 The following Fund has issued and has outstanding Institutional MuniFund Term Preferred ("iMTP") Shares, with a $5,000 liquidation preference per share. iMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of iMTP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NKX	2018	7,200	$36,000,000

The Fund is obligated to redeem its iMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. iMTP Shares are subject to optional and mandatory redemption in certain circumstances. The iMTP Shares are not subject to redemption at the option of the Fund for approximately one year following the date of issuance, at which point the Fund may redeem at its option ("Optional Redemption Date") and any date thereafter. The Fund may be obligated to redeem a certain amount of iMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Term Redemption Date and Optional Redemption Date for the Fund's iMTP Shares are as follows:

		Term	Optional
Fund	Series	Redemption Date	Redemption Date
NKX	2018	July 1, 2018	July 1, 2016
The average liquidation preference of iMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period, were as follows:

NKX
Average liquidation preference of iMTP Shares outstanding	$36,000,000
Annualized dividend rate	0.99%
iMTP Shares are subject to restrictions on transfer and may only be sold or transferred to "qualified institutional buyers". iMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of iMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the iMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that the fair value of iMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of iMTP Shares is recorded as a liability and recognized as a component of "Institutional MuniFund Term Preferred ("iMTP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities.
Dividends on the iMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on iMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on iMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred by the Fund in connection with its offering of iMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and recognized as components of "Institutional MuniFund Term Preferred ("iMTP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.

80	NUVEEN

Variable Rate MuniFund Term Preferred Shares
 The following Fund has issued and has outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for the Fund was as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NAC	2019	1,450	$145,000,000
During the current reporting period, NAC issued $145,000,000 Series 2019 VMTP Shares at liquidation preference to be invested in accordance with its investment policies.
The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately one year following the date of issuance ("Premium Expiration Date"), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund's VMTP Shares are as follows:

		Term
		Redemption	Premium
Fund	Series	Date	Expiration Date
NAC	2019	July 1, 2019	June 10, 2017
The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAC	*
Average liquidation preference of VMTP Shares outstanding	$145,000,000
Annualized dividend rate	1.52%

*	For the period June 10, 2016 (first issuance date of shares) through February 28, 2017.
VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the VMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that the fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of "Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities.
Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred in connection with each Fund's initial offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of "Variable Rate MuniFund Term Preferred ("VMTP") shares, net of deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations. The Fund incurred offering costs of $145,000 in connection with its issuance of Series 2019 VMTP Shares.
Variable Rate Demand Preferred Shares
 The following Funds have issued and have outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

NUVEEN	81

Notes to Financial Statements (continued)
As of the end of the reporting period, details of each Fund's VRDP Shares outstanding were as follows:

			Shares	Liquidation
Fund	Series		Outstanding	Preference	Maturity
NKX	2		355	$35,500,000	June 1, 2040
	3		427	42,700,000	March 1, 2040
	4		1,090	109,000,000	December 1, 2040
	5		1,044	104,400,000	June 1, 2041
	6		1,050	105,000,000	June 1, 2046

NAC	1		1,362	$136,200,000	June 1, 2041
	2		910	91,000,000	December 1, 2040
	3		498	49,800,000	March 1, 2040
	4		1,056	105,600,000	December 1, 2042
	5		1,589	158,900,000	August 1, 2040
	6		1,581	158,100,000	August 1, 2040
	7	*	980	98,000,000	August 3, 2043
	8	*	1,600	160,000,000	November 6, 2026

*	VRDP Shares issued in connection with the Reorganization.
During the current reporting period, NKX issued an additional $105,000,000 Series 6 VRDP Shares at liquidation preference to be invested in accordance with its investment policies.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund's VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	NKX	NAC
Average liquidation preference of VRDP Shares outstanding	$361,791,781	$780,180,822
Annualized dividend rate	0.63%	0.66%
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of "Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as a component of "Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offerings costs" on the Statement of Operations. NKX incurred offering costs of $435,000 in connection with its issuance of Series 6 VRDP Shares. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.

82	NUVEEN

Preferred Share Transactions
 Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	February 28, 2017
NAC	Series	Shares	Amount
VMTP Shares issued	2019	1,450	$145,000,000
Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended
	February 28, 2017
NKX	Series	Shares	Amount
VRDP Shares issued	6	1,050	$105,000,000

	Year Ended
	February 28, 2017
NAC	Series	Shares	Amount
VRDP Shares issued in connection with the Reorganization	7	980	$98,000,000
	8	1,600	160,000,000
Total		2,580	$258,000,000
5. Investment Transactions
 Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NCA	NCB	NKX	NAC
Purchases	$88,540,402	$13,105,367	$389,205,422	$823,892,461
Sales and maturities	71,085,280	12,871,255	284,465,697	650,755,317
6. Income Tax Information
 Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of NKX the AMT applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

NUVEEN	83

Notes to Financial Statements (continued)
As of February 28, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	NCA	NCB	NKX	NAC
Cost of investments	$264,063,349	$45,730,710	$1,047,325,103	$3,006,398,394
Gross unrealized:
Appreciation	$24,675,797	$6,493,379	$104,720,414	$292,627,275
Depreciation	(1,457,079)	(351,639)	(1,511,480)	(2,590,169)
Net unrealized appreciation (depreciation) of investments	$23,218,718	$6,141,740	$103,208,934	$290,037,106
Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, nondeductible reorganization expenses, distribution reallocations, reorganization adjustments and expiration of capital loss carryforwards, resulted in reclassifications among the Funds' components of common share net assets as of February 28, 2017, the Funds' tax year end, as follows:

	NCA	NCB	NKX	NAC
Paid-in-surplus	$(1,426,925)	$—	$(253,436)	$(8,691,253)
Undistributed (Over-distribution of) net investment income	(401)	(39,285)	220,416	2,108,121
Accumulated net realized gain (loss)	1,427,326	39,285	33,020	6,583,132
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2017, the Funds' tax year end, were as follows:

	NCA	NCB	NKX	NAC
Undistributed net tax-exempt income[1]	$620,775	$270,546	$2,463,658	$7,463,109
Undistributed net ordinary income[2]	124,120	313,140	50,727	267,517
Undistributed net long-term capital gains	—	—	—	—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2017, paid on March 1, 2017.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended February 28, 2017 and February 29, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	NCA	NCB	NKX	NAC
Distributions from net tax-exempt income[3]	$12,270,923	$2,484,420	$42,512,284	$107,442,833
Distributions from net ordinary income[2]	11,146	137,195	149,109	1,102,798
Distributions from net long-term capital gains[4]	—	671,709	1,827,150	—
2016	NCA	NCB	NKX	NAC
Distributions from net tax-exempt income	$12,050,691	$2,564,599	$41,789,520	$100,506,954
Distributions from net ordinary income[2]	99,642	95,349	224,230	558,396
Distributions from net long-term capital gains	—	765,094	—	—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2017, as Exempt Interest Dividends.
4
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2017.

As of February 28, 2017, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NCA	NKX	NAC[5]
Expiration:
February 28, 2018	$251,409	$—	$2,071,306
Not subject to expiration	2,079,398	11,029,931	39,109,658
Total	$2,330,807	$11,029,931	$41,180,964

5	A portion of NAC's capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.
As of February 28, 2017, the Funds' tax year end, the following Funds' capital loss carryforwards expired as follows:

	NCA	NAC
Expired capital loss carryforwards	$1,426,925	$25,215,905

84	NUVEEN

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

NCB
Post-October capital losses[6]	$10,485
Late-year ordinary losses[7]	—

6	Capital losses incurred from November 1, 2016 through February 28, 2017, the Funds' tax year end.
7	Ordinary losses incurred from January 1, 2017 through February 28, 2017 and/or specified losses incurred from November 1, 2016 through February 28, 2017.
7. Management Fees and Other Transactions with Affiliates
Management Fees
 Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for NCA a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
NCA pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.
For the period March 1, 2016 through July 31, 2016, the annual Fund-level fee, payable monthly, for each Fund (excluding NCA) was calculated according to the following schedules:

NCB
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For managed assets over $2 billion	0.3375

NKX
NAC
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750
Effective August 1, 2016, the annual Fund-level fee, payable monthly, for each Fund (excluding NCA) is calculated according to the following schedules:

NCB
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NUVEEN	85

Notes to Financial Statements (continued)

NKX
NAC
Average Daily Managed Assets*	Fund-Level Fee
For the next $125 million	0.4500
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund's daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2017, the complex-level fee for each Fund was 0.1617%.

Other Transactions with Affiliates
 Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trades of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NKX	NAC
Purchases	$26,960,420	$49,108,621
Sales	25,624,231	94,035,108

86	NUVEEN

8. Borrowing Arrangements
Uncommitted Line of Credit
 During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. On December 31, 2016, (the only date utilized during the current fiscal period) the Funds borrowed the following amounts from the Unsecured Credit Line, each at an annualized interest rate of 2.02% on their respective outstanding balance.

	NCA	NCB	NKX	NAC
Outstanding balance at December 31, 2016	$1,238,760	$671,155	$5,894	$12,395,809
Committed Line of Credit
 The Funds, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2017 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, NAC utilized this facility. The Fund's maximum outstanding balance during the utilization period was as follows:

NAC
Maximum Outstanding Balance	$50,000,000
During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Funds' Borrowings during the utilization period were as follows:

NAC
Average daily balance outstanding	$20,987,654
Average annual interest rate	1.83%
Borrowings outstanding as of the end of the reporting period are recognized as "Borrowings" on the Statement of Assets and Liabilities, where applicable.
9. Fund Reorganizations
 The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Funds' shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganizations, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds' shareholders for federal income tax purposes.
Investments
 The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the Reorganizations, were as follows:

	NVX	NZH
Cost of investments	$293,582,793	$447,481,471
Fair value of investments	325,491,626	497,182,348
Net unrealized appreciation (depreciation) of investments	31,908,833	49,700,877

NUVEEN	87

Notes to Financial Statements (continued)
For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Common Shares
 The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Reorganizations were as follows:

Target Funds – Prior to Reorganizations	NVX	NZH
Common shares outstanding	14,761,782	24,164,683
Net assets applicable to common shares	$238,757,076	$362,146,910
NAV per common share outstanding	$16.17	$14.99

Acquiring Fund – Prior to Reorganizations	NAC
Common shares outstanding	107,907,776
Net assets applicable to common shares	$1,743,191,811
NAV per common share outstanding	$16.15

Acquiring Fund – Post Reorganizations	NAC
Common shares outstanding	145,105,059
Net assets applicable to common shares	$2,344,095,797
NAV per common share outstanding	$16.15
Preferred Shares
 In connection with the Reorganizations, holders of VRDP Shares of the Target Funds received on a one-for-one basis newly issued VRDP Shares of the Acquiring Fund, in exchange for VRDP Shares of the Target Funds held immediately prior to the Reorganizations.
Prior to the closing of the Reorganizations, details of the Target Funds' outstanding VRDP Shares were as follows:

		Shares	Liquidation
Target Funds	Series	Outstanding	Preference	Maturity
NVX	1	980	$98,000,000	August 3, 2043

NZH	1	1,600	$160,000,000	September 1, 2043
Details of the Acquiring Fund's VRDP Shares issued in connection with the Reorganizations were as follows:

		Shares	Liquidation
Acquiring Fund	Series	Outstanding	Preference	Maturity
NAC	7	980	$98,000,000	August 3, 2043
	8	1,600	160,000,000	November 6, 2026
Pro Forma Results of Operations (Unaudited)
 The beginning of the Target Funds' current fiscal period was March 1, 2016. Assuming the Reorganizations had been completed on March 1, 2016, the beginning of the Acquiring Funds' current fiscal period, the pro forma results of operations for the current fiscal period, are as follows:

Acquiring Fund – Pro Forma Results from Operations	NAC
Net investment income (loss)	$113,621,474
Net realized and unrealized gains (losses)	(95,710,362)
Change in net assets resulting from operations	17,911,112
Because the combined investment portfolios for the Reorganizations have been managed as a single integrated portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for the Acquiring Fund since the Reorganizations were consummated.
Cost and Expenses
 In connection with the Reorganizations, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of "Accrued other expenses" on the Statement of Assets and Liabilities and "Reorganization expenses" on the Statement of Operations.

88	NUVEEN

10. New Accounting Pronouncements
Financial Accounting Standards Board ("FASB") Accounting Standards Update ("ASU") 2015-03: Interest-Imputation of Interest
The Funds have adopted the disclosure provisions of ASU 2015-03, Interest-Imputation of Interest (Subtopic 835-30) — Simplifying the Presentation of Debt Issuance Costs. ASU 2015-03 requires debt issuance costs to be presented in the Statement of Assets and Liabilities as a direct deduction from the carrying amount of the associated debt liability. Prior to the issuance of ASU 2015-03, debt issuance costs were required to be presented in the Statement of Assets and Liabilities as a deferred charge (i.e., an asset). ASU 2015-03 is limited to simplifying the presentation of debt issuance costs. ASU 2015-03 does not affect the recognition and measurement of debt issuance costs.
Amendments to Regulation S-X
In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and amended existing rules (together, the "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

NUVEEN	89

Additional Fund Information (Unaudited)

Board of Directors/Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	One Lincoln Street		200 East Randolph Drive	& Trust Company
	Boston, MA 02111		Chicago, IL 60601	Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787
Quarterly Form N-Q Portfolio of Investments Information
 Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
 You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
 Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes –Oxley Act.

Common Share Repurchases
 Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NCA	NCB	NKX	NAC
Common shares repurchased	—	—	—	—
FINRA BrokerCheck
 The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

90	NUVEEN

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

NUVEEN	91

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

92	NUVEEN

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	93

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	181

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	181

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005- 2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
181

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
181

94	NUVEEN

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	ALBIN F. MOSCHNER(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999- 2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991- 1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
181

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
181

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994- 2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	181

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc.(since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	181

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2008 Class II
Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc.(2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000- 2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).
181

NUVEEN	95

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I
Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
181

Interested Board Members:

■	WILLIAM ADAMS IV(3) 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Co-President, Global Products and Solutions (since January 2017), formerly, Chief Executive Officer (2016- 2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).
181

■	MARGO L. COOK(2)(3) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III
Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
181

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	76

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	1998	Managing Director (since 2004) of Nuveen.	182

96	NUVEEN

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	182

■	NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.	182

■	WALTER M. KELLY 197o 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	182

■	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Managing Director (since January 2017), formerly, Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.	76

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	182

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007
Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), Secretary (since 2016) and General Counsel (since 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Senior Managing Director (since January 2017), formerly, Executive Vice President (2016-2017), formerly, Managing Director (2008-2016), and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), and Secretary (since 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016- 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
					182

■	KATHLEEN L. PRUDHOMME 1953 9o1 Marquette Avenue Minneapolis, MN 554o2	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	182

NUVEEN	97

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	CHRISTOPHER M. ROHRBACHER 1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	182

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	182

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Secretary	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
					182

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	"Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

98	NUVEEN

Notes

NUVEEN	99

Nuveen:
                      Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen's teams of experts align with clients' specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.
Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-A-0217D 138478

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen California Municipal Value Fund 2

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
February 28, 2017	$24,090	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 29, 2016	$23,270	$0	$0	$64

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

[3] "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2017	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 29, 2016	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2017	$ 0	$ 0	$ 0	$ 0
February 29, 2016	$ 64	$ 0	$ 0	$ 64

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states.   Currently, he manages investments for 14 Nuveen-sponsored investment companies.  He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	13	$13.34 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$.9 million
*	Assets are as of February 28, 2017. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF REGISTRANT’S SECURITIES AS OF FEBRUARY 28, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Scott R. Romans	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Municipal Value Fund 2

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: May 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: May 5, 2017

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 5, 2017